--------------------------------------------------------------------------------







                               CAPITAL TRUST, INC.


                                       and


                            WILMINGTON TRUST COMPANY,

                                   as Trustee






                                 ---------------


            8.25% STEP UP CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES 13.00% STEP UP NON-CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES

                                 ---------------





                         AMENDED AND RESTATED INDENTURE










                            Dated as of May 10, 2000


--------------------------------------------------------------------------------



932388.8

                               CAPITAL TRUST, INC.


               Reconciliation and tie between Trust Indenture Act of 1939 and Amended and Restated Indenture dated as of May 10, 2000


Trust Indenture                                             Amended and Restated
  Act Section                                                Indenture Section
----------------                                             -----------------
310(a)(1)........................................                   6.10
      (a)(2).....................................                   6.10
      (a)(3).....................................              Not Applicable
      (a)(4).....................................              Not Applicable
      (a)(5).....................................                   6.10
      (b)........................................                6.8, 6.10
311(a)...........................................                   6.11
      (b)........................................                   6.11
312(a)...........................................               4.1 and 4.2
      (b)........................................                   4.2
      (c)........................................                   4.2
313(a)(1)-(5) & (7)(8)...........................                   6.6
      (a)(6).....................................              Not Applicable
      (b)(1).....................................              Not Applicable
      (b)(2).....................................                   6.6
      (c)........................................                   6.6
      (d)........................................                   6.6
314(a)(1)-(3)....................................                   4.3
      (a)(4).....................................                   3.4
      (b)........................................              Not Applicable
      (c)(1).....................................                   2.6
      (c)(2).....................................                   2.6
      (c)(3).....................................              Not Applicable
      (d)........................................              Not Applicable
      (e)........................................                   15.5
      (f)........................................              Not Applicable
315(a)...........................................                   6.1
      (b)........................................                   6.5
      (c)........................................                   6.1
      (d)........................................                   6.1
      (d)(1).....................................                   6.1
      (d)(2).....................................                   6.1
      (d)(3).....................................                   6.1
      (e)........................................                   5.10
316(a)...........................................                   7.4
      (a)(1)(A)..................................                   5.8
      (a)(1)(B)..................................                 5.1, 5.9
      (a)(2).....................................              Not Applicable
      (b)........................................                   5.6
      (c)........................................                   7.1
317(a)(1)........................................                   5.2
      (a)(2).....................................                   5.2
      (b)........................................                   3.3
318(a)...........................................                   15.7
-------------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Amended and Restated Indenture.

932388.8
                                        i

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I         DEFINITIONS.....................................................................................2
                  Section 1.1.      Certain Terms Defined.........................................................2

ARTICLE II        THE DEBENTURES.................................................................................10
                  Section 2.1.      Designation and Principal Amount.............................................10
                  Section 2.2.      Maturity.....................................................................10
                  Section 2.3.      Form and Payment.............................................................10
                  Section 2.4.      Exchange and Registration of Transfer of Debentures;
                                    Restrictions on Transfers; Depositary........................................11
                  Section 2.5.      Interest.....................................................................13
                  Section 2.6.      Authentication and Delivery of Debentures....................................14
                  Section 2.7.      Execution of Debentures......................................................15
                  Section 2.8.      Certificate of Authentication................................................15
                  Section 2.9.      Denomination and Date of Debentures; Payments of
                                    Interest.....................................................................15
                  Section 2.10.     Registration, Transfer and Exchange..........................................16
                  Section 2.11.     Mutilated, Defaced, Destroyed, Lost and Stolen Debentures....................17
                  Section 2.12.     Cancellation of Debentures...................................................18
                  Section 2.13.     Temporary Debentures.........................................................18

ARTICLE III       COVENANTS OF THE COMPANY.......................................................................18
                  Section 3.1.      Payment of Principal and Interest............................................18
                  Section 3.2.      Offices for Payment, etc.....................................................18
                  Section 3.3.      Paying Agents................................................................19
                  Section 3.4.      Written Statement to Trustee.................................................19
                  Section 3.5.      Limitation on Dividends; Transactions with Affiliates........................19
                  Section 3.6.      Covenants as to CT Trust.....................................................20
                  Section 3.7.      Existence....................................................................20
                  Section 3.8.      Rule 144A Information........................................................20

ARTICLE IV        HOLDERS OF DEBENTURES LISTS AND REPORTS
                  BY THE COMPANY AND THE TRUSTEE.................................................................20
                  Section 4.1.      Company to Furnish Trustee Information as to Names and
                                    Addresses of Holders of Debentures...........................................20
                  Section 4.2.      Preservation and Disclosure of Holders of Debentures'
                                    Lists........................................................................21
                  Section 4.3.      Reports by the Company.......................................................21

ARTICLE V         REMEDIES OF THE TRUSTEE AND HOLDERS OF
                  DEBENTURES ON EVENT OF DEFAULT.................................................................22
                  Section 5.1.      Event of Default Defined; Acceleration of Maturity;
                                    Waiver of Default............................................................22
                  Section 5.2.      Collection of Indebtedness by Trustee; Trustee May Prove
                                    Debt.........................................................................23
                  Section 5.3.      Application of Proceeds......................................................25
                  Section 5.4.      Restoration of Rights on Abandonment of Proceedings..........................25
                  Section 5.5.      Limitations on Suits by Holders of Debentures................................25
                  Section 5.6.      Unconditional Right of Holders of Debentures to Institute
                                    Certain Suits................................................................26
                  Section 5.7.      Powers and Remedies Cumulative; Delay or Omission Not
                                    Waiver of Default............................................................26
                  Section 5.8.      Control by Holders of Debentures.............................................26
                  Section 5.9.      Waiver of Past Defaults......................................................26

932388.8
                                       ii



                                                                                                               Page

                  Section 5.10.     Right of Court to Require Filing of Undertaking to Pay
                                    Costs........................................................................27
                  Section 5.11.     Suits for Enforcement........................................................27
                  Section 5.12.     Unconditional Right of Holders of Debentures to Receive
                                    Principal and Interest and of Holders of Convertible
                                    Debentures to Convert........................................................27

ARTICLE VI        CONCERNING THE TRUSTEE.........................................................................28
                  Section 6.1.      Duties of the Trustee........................................................28
                  Section 6.2.      Rights of Trustee............................................................28
                  Section 6.3.      Individual Rights of Trustee.................................................29
                  Section 6.4.      Trustee's Disclaimer.........................................................29
                  Section 6.5.      Notice of Defaults...........................................................29
                  Section 6.6.      Reports by Trustee to Holders................................................29
                  Section 6.7.      Compensation and Indemnity...................................................29
                  Section 6.8.      Replacement of Trustee.......................................................30
                  Section 6.9.      Successor Trustee by Merger..................................................31
                  Section 6.10.     Eligibility; Disqualification................................................31
                  Section 6.11.     Preferential Collection of Claims Against Company............................31

ARTICLE VII       CONCERNING THE HOLDERS OF DEBENTURES...........................................................31
                  Section 7.1.      Evidence of Action Taken by Holders of Debentures............................31
                  Section 7.2.      Proof of Execution of Instruments............................................31
                  Section 7.3.      Holders to be Treated as Owners..............................................31
                  Section 7.4.      Debentures Owned by Company Deemed Not Outstanding...........................31
                  Section 7.5.      Right of Revocation of Action Taken..........................................32

ARTICLE VIII      SUPPLEMENTAL INDENTURES........................................................................32
                  Section 8.1.      Supplemental Indentures Without Consent of Holders of
                                    Debentures...................................................................32
                  Section 8.2.      Supplemental Indentures With Consent of Holders of
                                    Debentures...................................................................33
                  Section 8.3.      Effect of Supplemental Indenture.............................................33
                  Section 8.4.      Documents to Be Given to Trustee.............................................33
                  Section 8.5.      Notation on Debentures in Respect of Supplemental
                                    Indentures...................................................................34

ARTICLE IX        CONSOLIDATION, MERGER, SALE OR CONVEYANCE......................................................34
                  Section 9.1.      Company May Consolidate, etc., on Certain Terms..............................34
                  Section 9.2.      Successor Corporation Substituted............................................34
                  Section 9.3.      Opinion of Counsel to Trustee................................................34

ARTICLE X         REDEMPTION OF THE DEBENTURES...................................................................35
                  Section 10.1.     Tax Event Redemption.........................................................35
                  Section 10.2.     Optional Redemption by Company...............................................36
                  Section 10.3.     No Sinking Fund..............................................................37
                  Section 10.4.     Election to Redeem; Notice of Redemption; Partial
                                    Redemptions..................................................................37
                  Section 10.5.     Payment of Debentures Called for Redemption..................................37
                  Section 10.6.     Exclusion of Certain Debentures from Eligibility for
                                    Selection for Redemption.....................................................38

ARTICLE XI        EXTENSION OF INTEREST PAYMENT PERIOD...........................................................38
                  Section 11.1.     Extension of Interest Payment Period.........................................38
                  Section 11.2.     Notice of Extension..........................................................39


932388.8
                                       iii



                                                                                                               Page

ARTICLE XII       CONVERSION OF CONVERTIBLE DEBENTURES...........................................................39
                  Section 12.1.     Conversion Rights............................................................39
                  Section 12.2.     Conversion Procedures........................................................39
                  Section 12.3.     Conversion Price Adjustments.................................................41
                  Section 12.4.     Merger, Consolidation or Sale of Assets......................................43
                  Section 12.5.     Notice of Adjustments of Conversion Price....................................45
                  Section 12.6.     Prior Notice of Certain Events...............................................45
                  Section 12.7.     Certain Additional Rights....................................................46
                  Section 12.8.     Trustee Not Responsible for Determining Conversion Price
                                    or Adjustments...............................................................46
                  Section 12.9.     Reservation of Shares of Common Stock........................................46
                  Section 12.10.    Payment of Certain Taxes upon Conversion.....................................46
                  Section 12.11.    Nonassessability.............................................................47

ARTICLE XIII      SUBORDINATION OF DEBENTURES....................................................................47
                  Section 13.1.     Debentures Subordinate to Senior Indebtedness................................47
                  Section 13.2.     Payment Over of Proceeds upon Dissolution, Etc...............................47
                  Section 13.3.     Prior Payment to Senior Indebtedness upon Acceleration of
                                    Debentures...................................................................48
                  Section 13.4.     No Payment When Senior Indebtedness in Default...............................48
                  Section 13.5.     Payment Permitted in Certain Situations......................................48
                  Section 13.6.     Subrogation to Rights of Holders of Senior Indebtedness......................48
                  Section 13.7.     Provisions Solely to Define Relative Rights..................................49
                  Section 13.8.     Trustee to Effectuate Subordination..........................................49
                  Section 13.9.     No Waiver of Subordination Provisions........................................49
                  Section 13.10.    Notice to Trustee............................................................49
                  Section 13.11.    Reliance on Judicial Order or Certificate of Liquidating
                                    Agent........................................................................50
                  Section 13.12.    Trustee Not Fiduciary for Holders of Senior Indebtedness.....................50
                  Section 13.13.    Rights of Trustee as Holder of Senior Indebtedness;
                                    Preservation of Trustee's Rights.............................................50
                  Section 13.14.    Article Applicable to Paying Agents..........................................50
                  Section 13.15.    Certain Conversions Deemed Payment...........................................50

ARTICLE XIV       EXPENSES.......................................................................................51
                  Section 14.1.     Payment of Expenses..........................................................51
                  Section 14.2.     Payment Upon Resignation or Removal..........................................51

ARTICLE XV        MISCELLANEOUS PROVISIONS.......................................................................51
                  Section 15.1.     Incorporators, Stockholders, Officers and Trustees of
                                    Company Exempt from Individual Liability.....................................51
                  Section 15.2.     Provisions of Indenture for the Sole Benefit of Parties and
                                    Holders of Debentures........................................................51
                  Section 15.3.     Right to Assign; Successors and Assigns Bound by
                                    Indenture....................................................................52
                  Section 15.4.     Notices and Demands on Company, Trustee and Holders of
                                    Debentures...................................................................52
                  Section 15.5.     Officers' Certificates and Opinions of Counsel; Statements
                                    to Be Contained Therein......................................................52
                  Section 15.6.     Payments Due on Saturdays, Sundays and Holidays..............................53
                  Section 15.7.     Conflict of Any Provision of Indenture with Trust Indenture
                                    Act..........................................................................53
                  Section 15.8.     New York Law to Govern.......................................................53
                  Section 15.9.     Counterparts.................................................................53
                  Section 15.10.    Effect of Headings; Gender...................................................53
                  Section 15.11.    Accrued Distributions........................................................53


932388.8
                                       iv

         THIS AMENDED AND RESTATED INDENTURE, dated as of May 10, 2000, between CAPITAL TRUST, INC., a Maryland corporation and successor to Capital Trust, a California business trust (the "Company"), having its principal office at 605 Third Avenue, New York, New York 10016, and Wilmington Trust Company, a banking corporation duly organized and existing under the laws of the State of Delaware, as trustee hereunder (the "Trustee"),

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company's predecessor executed and delivered to the Trustee a certain indenture, dated as of July 28, 1998 (the "Initial Indenture"), pursuant to which a $154,650,000 aggregate principal amount of convertible debentures designated as the 8.25% step up convertible junior subordinated debentures (herein called the "Original Convertible Debentures") were issued;

         WHEREAS, pursuant to a first supplemental indenture, dated as of January 28, 1999 (the "First Supplemental Indenture" and, together with the Initial Indenture, the "Indenture"), entered into upon consummation of the merger of the predecessor of the Company with and into the Company, the Company has assumed all the obligations of its predecessor under the Original Convertible Debentures and the Indenture;

         WHEREAS, the Trustee is the Holder of all of the Original Convertible Debentures Outstanding as of the date hereof (the "Debenture Holder") in its capacity as Institutional Trustee under and as defined in that certain declaration of trust (the "Declaration"), dated and effective as of July 28, 1998, by the Company and the Trustees as defined therein and the holders, from time to time, of undivided beneficial interests in CT Convertible Trust I, a Delaware statutory business trust and consolidated subsidiary of the Company ("CT Trust" or the "Trust");

         WHEREAS, pursuant to the Declaration (i) Vornado Realty L.P., a Delaware limited partnership ("VRLP"), EOP Operating Limited Partnership, a Delaware limited partnership ("EOPLP"), and the predecessor trustee of State Street Bank and Trust Company, as trustee for the predecessors of General Motors Employes Global Group Pension Trust, a New York trust, were issued an aggregate of $150,000,000 in liquidation amount of 8.25% step up convertible trust preferred securities (the "Original Convertible Preferred Securities") representing undivided beneficial interests in the assets of the Trust and (ii) the Company was issued $4,650,000 in liquidation amount of 8.25% step up convertible trust common securities (the "Original Common Securities") representing undivided beneficial interests in the assets of the Trust;

         WHEREAS, the Company and certain of its affiliates and certain affiliates of Citigroup Investments Inc., a Delaware corporation, are parties to that certain venture agreement, dated as of March 8, 2000 (the "Venture Agreement"), pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in and manage real estate mezzanine investment opportunity funds, provided however, that prior to the commencement of such activity (i) the Company, VRLP, EOPLP and GM Trust enter into a termination agreement that would terminate that certain co-investment agreement, dated as of July 28, 1999, among the parties thereto and (ii) the Company, VRLP, EOPLP and GM Trust enter into a modification agreement, dated as of the date hereof, that would amend the Indenture and the Declaration in order to modify the terms of the Original Convertible Preferred Securities and the Original Common Securities to provide the Company with significantly greater flexibility with regard to electing to be taxed as a REIT as required in the Venture Agreement;

         WHEREAS, Section 8.2 of the Indenture provides that, in cases where certain rights are adversely affected or impaired, with the consent (evidenced as provided in Article VII of the Indenture) of each Holder of the Original Convertible Debentures at the time Outstanding, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Original Convertible Debentures;

         WHEREAS, the Debenture Holder has provided the Company with its irrevocable consent (evidenced as provided in Article VII of the Indenture) to this Amended and Restated Indenture which will establish and provide for the issuance by the Company to CT Trust of (i) convertible debentures designated as its 8.25% Step Up Convertible Junior Subordinated Debentures (the "Convertible Debentures"), a specimen copy of which is attached hereto as Exhibit A, on the terms set forth herein and non-convertible debentures designated as its 13.00% Step Up Non-Convertible Junior Subordinated Debentures (the "Non-Convertible Debentures" and

932388.8
together with the Convertible Debentures, or individually, the "Debentures"), a specimen copy of which is attached hereto as Exhibit B, on the terms set forth herein;

         WHEREAS, pursuant to that certain amended and restated declaration of trust of CT Trust, dated as of the date hereof, CT Trust has issued to VRLP, EOPLP and GM Trust $150,000,000 aggregate liquidation amount of its variable step up convertible trust preferred securities (the "Convertible Preferred Securities"), representing undivided beneficial interests in the assets of CT Trust; and

         WHEREAS, all things necessary to make this Amended and Restated Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

         NOW, THEREFORE, THIS AMENDED AND RESTATED INDENTURE WITNESSETH:

         The Company and the Trustee mutually covenant and agree that there is hereby established the terms of the Convertible Debentures to be issued under this Amended and Restated Indenture, which shall be as set forth herein and in the form of Convertible Debentures attached hereto as Exhibit A, and the Non-Convertible Debentures, to be issued under this Amended and Restated Indenture, which shall be as set forth herein and in the form of Non-Convertible Debentures attached hereto as Exhibit B, and in consideration of the premises and the acquisition and acceptance of the Debentures by the holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Amended and Restated Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Amended and Restated Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Amended and Restated Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amended and Restated Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Additional Sums" shall have the meaning set forth in Section 2.5(d).

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

         "Amended and Restated Indenture" means this instrument as originally executed and delivered or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of the Debentures appearing as Exhibits A and B to this instrument.

         "Applicable Price" means (i) in the event of a Non-Stock Fundamental Change in which the holders of shares of the Common Stock receive only cash, the amount of cash received by a holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the daily Closing Price for one share of Common Stock during the 10 Trading Days immediately prior to the record date for the determination of the holders of shares of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of Common Stock shall have the right to receive such cash, securities, property or other assets.


932388.8
                                        2

         "applicants" has the meaning specified in Section 4.2(b).

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday, Sunday, or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, limited liability companies and business trusts, partnership interests (whether general or limited), limited liability company interests, beneficial interests and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, limited liability company or business trust, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

         "Certificated Convertible Preferred Securities" means Convertible Preferred Securities issued in definitive registered form.

         "Class A Common Stock" means class A common stock, par value $.01 per share, of the Company.

         "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or if at any time after the execution and delivery of this Amended and Restated Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Common Dividend" has the meaning specified in Section 2.5(a).

         "Common Rate" has the meaning specified in Section 2.5(a).

         "Common Securities" means undivided beneficial interests in the assets of the CT Trust which rank pari passu with Convertible Preferred Securities issued by the CT Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Convertible Preferred Securities.

         "Common Securities Guarantee" means the Amended and Restated Common Securities Guarantee Agreement dated as of the date hereof by the Guarantor.

932388.8
                                        3

         "Common Stock" includes Class A Common Stock, class B common stock, par value $.01 per share, of the Company, and any other common stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

         "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors of the Company) of the consideration received by holders of Common Stock consists of common stock that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on The Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Convertible Debentures continue to exist as outstanding Convertible Debentures, or (ii) not later than the occurrence of such Fundamental Change, the outstanding Convertible Debentures are converted into or exchanged for debentures of a corporation succeeding to the business of the Company, which debentures have terms substantially similar to those of the Convertible Debentures.

         "Company" means Capital Trust, Inc., a Maryland corporation and successor to Capital Trust, a California business trust, until a successor corporation shall have become such pursuant to the applicable provisions of this Amended and Restated Indenture, and thereafter "Company" shall mean such successor corporation.

         "Compound Interest" shall have the meaning specified in Section 11.1.

         "Consolidated Net Worth" of any Person means the consolidated or, for any period that consolidated financial statements are not available under GAAP, the combined, stockholders' or shareholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less amounts attributable to Disqualified Stock or treasury stock of such Person; provided, however, that, with respect to the Company, adjustments made subsequent to the date of original issuance of the Debentures to the accounting books and records of the Company and its subsidiaries in accordance with any provisions of GAAP that would have substantially the same effect on such books and records as Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person, shall be of no effect.

         "Conversion Agent" has the meaning assigned thereto in the Declaration.

         "Conversion Date" has the meaning specified in Section 12.2(a).

         "Conversion Price" has the meaning set forth in Section 12.1.

         "Convertible Amount" has the meaning specified in the Declaration.

         "Convertible Coupon Rate" has the meaning specified in Section 2.5(a).

         "Convertible Debenture" or "Convertible Debentures" has the meaning stated in the seventh recital of this Amended and Restated Indenture and more particularly means any Convertible Debentures authenticated and delivered under this Amended and Restated Indenture.

         "Convertible Preferred Securities" has the meaning specified in the recitals to this Amended and Restated Indenture.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Amended and Restated Indenture is located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         "Coupon Rate" means either the Convertible Coupon Rate or the Non-Convertible Coupon Rate.

         "CT Trust" or "Trust" means CT Convertible Trust I, a Delaware statutory business trust.


932388.8
                                        4

         "Debenture" or "Debentures" has the meaning stated in the seventh recital of this Amended and Restated Indenture and more particularly means Convertible Debentures and/or the Non-Convertible Debenture; provided, however, that if, in connection with any matter requiring a vote of the Holders of any Debentures, treating the Holders of Convertible Debentures and Non-Convertible Debentures as one class could result in inequitable treatment of either the Holders of Convertible Debentures or the Holders of Non-Convertible Debentures, then "Debentures" shall mean "Convertible Debentures or Non-Convertible Debentures."

         "Debt" of a Person means, all indebtedness of such Person which is for money borrowed.

         "Declaration" means the Amended and Restated Declaration of Trust of the Trust, dated as of the date hereof.

         "defaulted interest" has the meaning specified in Section 2.9.

         "Deferred Interest" has the meaning specified in Section 11.1.

         "Delaware Trustee" has the meaning specified in the Declaration.

         "Dissolution Event" means that, as a result of the occurrence and continuation of a Special Event (as described in the Declaration), the Trust is to be dissolved in accordance with the Declaration, and the Debentures held by the Institutional Trustee are to be distributed to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

         "Disqualified Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for indebtedness or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Debentures.

         "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

         "EOPLP" has the meaning specified in the fourth recital of this Amended and Restated Indenture.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Expiration Date" has the meaning specified in Section 12.3(d).

         "Extension Certificate" has the meaning specified in Section 11.1.

         "Extension Period" has the meaning specified in Section 11.1.

         "Fundamental Change" means the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the shares of Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of any such series of transactions or events, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the shares of Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of shares of Common Stock received in the transaction or event as a result of which more than 50% of the shares of Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis throughout the term of this Amended and Restated Indenture.

932388.8
                                        5

         "GM Trust" means State Street Bank and Trust Company, as trustee for General Motors Employes Global Group Pension Trust, a New York trust and successor to both General Motors Hourly-Rate Employes Pension Trust, a New York trust, and General Motors Salaried Employes Pension Trust, a New York trust.

         "Government Obligations" means securities which are (i) direct obligations of the United States government for which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States government, the payment of which obligations is unconditionally guaranteed by the United States government, and which, in either case, are full faith and credit obligations of the United States government, and which are not callable or redeemable at the option of the issuer thereof prior to their stated maturity.

         "Guarantor" means the Company in its capacity as guarantor under any Trust Securities Guarantees.

         "Holder" or "Holder of Debentures" "Holder of Non-Convertible Debentures" or "Holder of Convertible Debentures" or other similar terms mean the person in whose name such Debenture is registered in the Security Register.

         "incur" means to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of, any Debt.

         "Institutional Trustee" has the meaning specified in the Declaration.

         "Interest Payment Date," when used with respect to any Debenture, means the Stated Maturity of an installment of interest on such Debenture.

         "Issuance Date" has the meaning set forth in Section 2.5(a).

         "Lien" means any mortgage or deed of trust, pledge, assignment, security interest, lien, charge, or other encumbrance or preferential arrangement (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Majority Holders" means Holders of not less than a majority in aggregate principal amount of the Debentures or of a series thereof, as the context requires, at the time outstanding immediately prior to the redemption pursuant to Section 10.1 or the Non-Stock Fundamental Change for which the Conversion Price is subject to adjustment pursuant to Section 12.4 (voting as one class).

         "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Date" means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Additional Sums, if any, and (to the extent permitted by applicable law) Compound Interest, if any.

         "Ministerial Action" has the meaning specified in Section 10.1(a)

         "90-Day Period" has the meaning specified in Section 10.1(a).

         "Non-Convertible Amount" has the meaning specified in the Declaration.

         "Non-Convertible Coupon Rate" has the meaning specified in Section 2.5(b).

         "Non-Convertible Debenture" or "Non-Convertible Debentures" has the meaning stated in the seventh recital of this Amended and Restated Indenture and more particularly means any Non-Convertible Debentures authenticated and delivered under this Amended and Restated Indenture.

         "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.


932388.8
                                        6

         "Non-U.S. Person" means any person that is not a "U.S. person" as such term is defined in Rule 902 under the Securities Act.

         "Notice of Conversion" has the meaning specified in Section 12.2(a).

         "Offeror" has the meaning specified in Section 2.4(c).

         "Officers' Certificate" means a certificate signed on behalf of the Company by the Chairman of the Board of Directors or any vice chairman or the president or any vice president and by the chief financial officer, the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.5.

         "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee. Each Opinion of Counsel shall include the statements provided for in Section 15.5, if and to the extent required hereby.

         "Optional Redemption Price" has the meaning specified in Section 10.2.

         "Outstanding" when used with reference to Debentures, subject to the provisions of Section 7.4, means, as of any particular time, all Debentures authenticated and delivered under this Amended and Restated Indenture, except

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Debentures (if the Company shall act as its own Paying Agent), provided that if such Debentures, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Debentures that have been paid pursuant to Section 2.11, converted into Common Stock pursuant to Article XII, or in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to the Amended and Restated Indenture (except with respect to any such Debenture as to which proof satisfactory to the Trustee and the Company is presented that such Debenture is held by a person in whose hands such Debenture is a legal, valid and binding obligation of the Company).

         "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Debenture on behalf of the Company.

         "Persons" or "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Debentures, means the place or places where the principal of and interest, if any, on the Debentures are payable as specified pursuant to Section 3.2.

         "Predecessor Convertible Debenture" of a Convertible Debenture means every previous Convertible Debenture evidencing all or a portion of the same debt as that evidenced by such Convertible Debenture; and, for the purposes of this definition, a Convertible Debenture authenticated and delivered under
Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Convertible Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Convertible Debenture.

         "Predecessor Non-Convertible Debenture" of a Non-Convertible Debenture means every previous Non- Convertible Debenture evidencing all or a portion of the same debt as that evidenced by such Non-Convertible Debenture; and, for the purposes of this definition, a Non-Convertible Debenture authenticated and delivered

932388.8
                                        7
under Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Non-Convertible Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Non-Convertible Debenture.

         "Preferred Securities Guarantee" means the Amended and Restated Preferred Securities Guarantee Agreement dated as of the date hereof between the Guarantor and Wilmington Trust Company, as Preferred Guarantee Trustee.

         "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "principal" whenever used with reference to the Debentures or any Debenture or any portion thereof, shall be deemed to include "and premium, if any."

         "Purchaser Share Price" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Price for one share of the common stock received by holders of Common Stock (determined as provided herein) in such Common Stock Fundamental Change during the five Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock, in each case, as adjusted in good faith by the Board of Directors of the Company (whose good faith determination shall be conclusive and described in a resolution of the Board of Directors submitted to the Trustee) to appropriately reflect events of a type analogous to any of the events that trigger adjustments to the Conversion Price as set forth in Section 12.3 herein.

         "QIB" or "Qualified Institutional Buyer" shall mean "Qualified Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

         "record date" has the meaning specified in Section 2.9.

         "Redemption Date" has the meaning specified in Section 10.1(a).

         "Redemption Price" has the meaning specified in Section 10.1(a).

         "Reference Date" has the meaning specified in Section 12.3(c).

         "Reference Market Price" initially means $7.00 and, in the event of any adjustment to the Conversion Price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall also be the same as the ratio of the initial Reference Market Price to the initial Conversion Price.

         "Registrar" has the meaning specified in Section 2.10.

         "Regulation S" means Regulation S under the Securities Act.

         "Representative" means (a) the indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

932388.8
                                        8

         "Restricted Debenture" has the meaning specified in Section 2.4(a).

         "Rule 144" means Rule 144 under the Securities Act.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Sales Notice" has the meaning specified in Section 2.4(c).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" has the meaning specified in Section 2.10.

         "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (a) indebtedness of the Company for money borrowed (but excluding trade accounts payable arising in the ordinary course of business) under any credit agreements, notes, guarantees or similar documents and (b) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of the Company (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreements or other similar instruments or agreements or foreign currency hedge, exchange, purchase or similar instruments or agreements; (vi) all obligations of the types referred to in clauses (i) through (v) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the types referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether outstanding on the date of this Amended and Restated Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, except for any such indebtedness that is by its terms subordinated to or pari passu with the Debentures. Such Senior Indebtedness shall continue to be Senior Indebtedness irrespective of any deferrals, renewals, extensions or refundings of, or amendments, modifications, supplements or waivers of any term of such Senior Indebtedness.

         "series of Debentures" has the meaning specified in Section 2.1(c).

         "Special Event" has the meaning specified in Section 4(c) of Annex I to the Declaration.

         "Stated Maturity" when used with respect to any Debenture or any installment of principal thereof or interest thereon, means the date on which the principal of such Debenture or such installment of principal or interest is due and payable in accordance with the terms thereof.

         "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the outstanding Capital Stock (or other interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers, managing members, managing partners or trustees thereof or, if such persons are not elected, to vote on any matter that is submitted to the vote of all persons holding ownership interests in such entity is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

         "Trading Day" shall mean a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

         "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Convertible Preferred Securities, the Debentures and any shares of Class A Common Stock issued or issuable upon the conversion or exchange thereof (other than (A) such securities acquired by the Company or any Affiliate thereof since the Issue Date of the Convertible Preferred Securities and (B) shares of Class A Common Stock issued upon the conversion or exchange of any such security described in clause (A) above) may be sold pursuant to Rule 144(k) (or any successor provision) and (ii) all of such Convertible Preferred Securities, Debentures and/or shares of Class A Common Stock shall have been sold pursuant to an effective registration statement.

932388.8
                                        9

         "Trust" or "CT Trust" means CT Convertible Trust I, a Delaware statutory business trust.

         "Trust Indenture Act" or "TIA" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Amended and Restated Indenture was originally executed.

         "Trust Securities" means the Common Securities and the Convertible Preferred Securities of CT Trust.

         "Trust Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provisions hereof, and thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder.

         "United States of America" or "United States" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

         "U.S. Person" means (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof,
(iii) an estate the income of which is subject to United States federal income taxation regardless of its sources or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the Trust.

         "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."

         "VRLP" has the meaning specified in the fourth recital of this Amended and Restated Indenture.


                                   ARTICLE II

                                 THE DEBENTURES

         Section 2.1.      Designation and Principal Amount.

         (a) There are hereby authorized Convertible Debentures designated the "8.25% Step Up Convertible Junior Subordinated Debentures," limited in aggregate principal amount to $92,524,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Convertible Debentures pursuant to Section 2.6 of this Amended and Restated Indenture.

         (b) There are hereby authorized Non-Convertible Debentures designated the "13.00% Step Up Non- Convertible Junior Subordinated Debentures," limited in aggregate principal amount to $62,126,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of Non-Convertible Debentures pursuant to Section 2.6 of this Amended and Restated Indenture.

         (c) Each of the Convertible Debentures and the Non-Convertible Debentures shall be treated as a separate series of Debentures under this Amended and Restated Indenture with respect to those Articles and Sections hereof that make a distinction between the Convertible Debentures and the Non-Convertible Debentures.

         Section 2.2.      Maturity.  The Maturity Date is September 30, 2018.

         Section 2.3.      Form and Payment.

         (a) Except as provided in Section 2.6, each Debenture shall be issued in fully registered certificated form without coupons in denominations of $1,000 in principal amount and integral multiples thereof. Principal and interest on any Debenture issued in certificated form will be payable, the transfer of such Debenture will be registrable and such Debenture will be exchangeable for a Debenture bearing identical terms and provisions at the

932388.8
                                       10
office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of any Debenture is the Institutional Trustee, the payment of the principal of and interest (including Compound Interest and Additional Sums, if any) on such Debenture held by the Institutional Trustee will be made in immediately available funds at such place and to such account as may be designated by the Institutional Trustee.

         (b) The Debentures are subject to the terms set forth in this Amended and Restated Indenture including, without limitation, Exhibit A and Exhibit B hereto, the terms of which are hereby incorporated in their entirety by reference.

         (c) The Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A or Exhibit B to this Amended and Restated Indenture, as the case may be.

         (d) The definitive Debentures shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

         Section 2.4. Exchange and Registration of Transfer of Debentures; Restrictions on Transfers; Depositary.


         (a) Each Debenture that bears or is required to bear the legend set forth in this Section 2.4(a) (a "Restricted Debenture") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 2.4(a), unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Debenture, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.4(a) and in Section 2.4(b), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Debenture.

         Prior to the Transfer Restriction Termination Date, any certificate evidencing a Debenture shall bear a legend in substantially the following form (with elimination of references to Class A Common Stock, as appropriate, in the case of certificates evidencing Non-Convertible Debentures), unless otherwise agreed by the Company (with written notice thereof to the Trustee):

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO CLASS A COMMON STOCK, THE CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO CAPITAL TRUST, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES CLASS A COMMON STOCK, THE TRANSFER AGENT FOR THE CLASS A COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E)

932388.8
                                       11

         OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES CLASS A COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR CT CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE CLASS A COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED INDENTURE REFERRED TO HEREIN.

         Following the Transfer Restriction Termination Date, any Debenture or security issued in exchange or substitution therefor (other than (i) Debentures acquired by the Company or any Affiliate thereof since the issue date of the Original Convertible Preferred Securities and (ii) shares of Class A Common Stock issued upon the conversion or exchange of any Debenture described in clause (i) above) may upon surrender of such Debenture for exchange to the Registrar in accordance with the provisions of this Section 2.4, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.4(a).

         (b) Any Debenture or shares of Class A Common Stock issued upon the conversion or exchange of a Debenture that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or shares of Class A Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         (c) Each Debenture shall be subject to the restrictions on transfer provided in this Section 2.4(c).

                  (i) If a holder of a Debenture (the "Offeror") desires to sell, assign, transfer, encumber, or otherwise dispose of any of his Debentures, he shall give written notice to the Company of his desire to do so and of the price per debenture and other terms under which he proposes to dispose of all or part of his Debentures (the "Sales Notice"), which Sales Notice shall constitute an offer on the part of the Offeror to sell to the Company any such Debentures upon the terms and conditions set forth in such notice.


932388.8
                                       12

                  (ii) Unless, within ten (10) days after the giving of the Sales Notice by the Offeror pursuant to subparagraph (i) of this
         Section 2.4(c), the Company shall give written notice to the Offeror that the Company irrevocably commits to purchase the Debentures subject of the Sales Notice at the price and under the terms specified in the Sales Notice given by the Offeror, the Company shall be deemed to have rejected the offer of the Offeror to sell the Debentures subject of the Sales Notice and the Offeror shall be free without restriction under this Section 2.4(c) to sell the Debentures subject of the Sales Notice to any other Person, provided however, if the price per debenture is less than 90% of the price and the other terms are more favorable than those contained in the Sales Notice, the Offeror shall again offer to sell the Debentures in accordance with the provisions of subparagraph
         (i) of this Section 2.4(c) before it may complete any such sale and provided further, that the Debentures subject of the Sales Notice shall again be subject to the provisions of subparagraph (i) of this Section 2.4(c) if within ninety (90) days after the giving of the Sale Notice, the Offeror shall not have completed the disposition of such Debentures.

                  (iii) If the Company irrevocably commits to purchase the Debentures as contemplated by subparagraph (ii) of this Section 2.4(c), the closing of such purchase shall take place at the principal place of business of the Company at 10:00 A.M. (New York City time) on the third
         (3rd) day following the expiration of the ten (10) day period referred to subparagraph (ii) of this Section 2.4(c), or if such day is not a Business Day, then the next day that is a Business Day.

                  (iv) The provisions of this Section 2.4(c) shall not apply to one or more transfers of the Debentures (i) by the GM Trusts to one or more trusts for the benefit of the employees of General Motors Corporation or its Affiliates, (ii) by VRLP to any Affiliate of Vornado Realty Trust or VRLP, or (iii) EOPLP to any Affiliate of Equity Office Properties Trust or EOPLP.

         Section 2.5.      Interest.

         (a) Each Convertible Debenture will bear interest at the rate of 8.25% per annum from and including May 10, 2000 (the "Issuance Date") to and including March 31, 2002, such rate of interest per annum automatically increasing on April 1, 2002 to the greater (as determined as of the last Business Day of each calendar quarter) of the following:

                        (i) 10.00% per annum, such rate of interest per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, and

                       (ii)  the Common Rate

         (the rate of interest in effect at any time is hereinafter referred to as the "Convertible Coupon Rate"), until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Convertible Coupon Rate, compounded quarterly, payable (subject to the provisions of Article XI) quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing on June 30, 2000, to the Person in whose name such Convertible Debenture or any Predecessor Convertible Debenture is registered, at the close of business on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to that Interest Payment Date.

                           The "Common Rate" shall be calculated for each calendar quarter during which the Company pays any Common Dividend, and the Common Rate for each such quarter means the product, expressed as a percentage rate per annum, of (a) the fraction, the numerator of which is the aggregate dollar amount of Common Dividend paid on one share of Class A Common Stock during such quarter and the denominator of which is $7.00 (subject to adjustment in proportion to each adjustment to the Conversion Price triggered by events occurring prior to such quarter), multiplied by (b) four. "Common Dividend" means any cash dividend or distribution payable on the Class A Common Stock of the Company.

                           For purposes of demonstration of the rate of interest described in clause (i) of this Section 2.5(a), Schedule 2.5(a) hereto lists that rate for the periods specified.

932388.8
                                       13

         (b) Each Non-Convertible Debenture will bear interest at the rate of 13.00% per annum from and including the Issuance Date until and including September 30, 2004, immediately after which date such rate of interest per annum will automatically increase to 13.75% per annum, such rate of interest per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2005 and again on each subsequent October 1 (the rate of interest in effect at any time is hereinafter referred to as the "Non-Convertible Coupon Rate"), until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Non-Convertible Coupon Rate, compounded quarterly, payable (subject to the provisions of Article XI) quarterly in arrears on each Interest Payment Date, commencing on June 30, 2000, to the Person in whose name such Non-Convertible Debenture or any Predecessor Non-Convertible Debenture is registered, at the close of business on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to that Interest Payment Date.

         For purposes of demonstration of the rate of interest described in this
Section 2.5(b), Schedule 2.5(b) hereto lists that rate for the periods specified.

         (c) The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on any Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) If at any time the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional sums ("Additional Sums") such additional amounts as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or other government charges been imposed so long as the Trust is the holder of the Debentures.

         Section 2.6. Authentication and Delivery of Debentures. At any time and from time to time after the execution and delivery of this Amended and Restated Indenture, the Company may deliver Convertible Debentures in the aggregate principal amount of up to $92,524,000 and Non-Convertible Debentures in the aggregate principal amount of up to $62,126,000 executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Convertible Debentures or Non- Convertible Debentures to or upon the written order of the Company, signed by both (i) the chairman of its Board of Directors or any of its vice chairmen, or its president or any vice president and (ii) its chief financial officer, treasurer or any assistant treasurer or its secretary or any assistant secretary, without any further action by the Company. In authenticating such Debentures and accepting the additional responsibilities under this Amended and Restated Indenture in relation to such Debentures, the Trustee shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

         (a) a copy of any resolution or resolutions of the Board of Directors relating to the issuance of such Debentures, in each case certified by the secretary or an assistant secretary of the Company;

         (b)      a supplemental indenture, if any;

         (c) an Opinion of Counsel, prepared in accordance with Section 15.5, which shall state that the Debentures have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.


932388.8
                                       14

         Notwithstanding the provisions of the preceding paragraph, if any of the Debentures are not to be originally issued at one time, it shall not be necessary to deliver the resolution of the Board of Directors and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Debenture if such documents are delivered at or prior to the time of authentication upon original issuance of the first Debentures to be issued. After the original issuance of the first Debenture to be issued, any separate request by the Company that the Trustee authenticate Debentures for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Amended and Restated Indenture relating to the authentication and delivery of such Debentures.

         The Trustee shall have the right to decline to authenticate and deliver any Debenture under this Section if the Trustee is advised by counsel in good faith that the issuance of such Debenture would expose the Trustee to personal liability or is unlawful.

         Section 2.7. Execution of Debentures. Each Debenture shall be signed on behalf of the Company by the chairman of its Board of Directors, or any of its vice chairmen, or its president or any vice president and attested by its chief financial officer, treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Debenture that has been duly authenticated and delivered by the Trustee.

         In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debenture so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Debenture nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debenture had not ceased to be such officer of the Company; and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution and delivery of this Amended and Restated Indenture any such person was not such an officer.

         Section 2.8. Certificate of Authentication. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form attached hereto as a part of Exhibit A or Exhibit B, as the case may be, and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Amended and Restated Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Amended and Restated Indenture.

         Notwithstanding the foregoing, if any Debenture shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 15.5 and need not be accompanied by an Opinion of Counsel) stating that such Debenture has never been issued and sold by the Company, for all purposes of this Amended and Restated Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Amended and Restated Indenture.

         Section 2.9. Denomination and Date of Debentures; Payments of Interest. Debentures shall be issuable in denominations of $1,000 and any integral multiple thereof. The Debentures shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Each Debenture shall be dated the date of its authentication.

         The term "record date" as used with respect to any Interest Payment Date (except for payment of defaulted interest) shall mean the close of business on the fifteenth day preceding such Interest Payment Date, whether or not such record date is a Business Day.


932388.8
                                       15

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, subject to the provisions of Article XI (called "defaulted interest" for purposes of this Section) shall forthwith cease to be payable to the Holder on the relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

                  (1) The Company may elect to make payment of any defaulted interest to the persons in whose names any such Debentures (or their respective predecessor Debentures) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Debentures and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Debentures which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Debentures shall be paid to the person in whose names such Debentures (or their respective predecessor Debentures) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any defaulted interest on the Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Debenture delivered under this Amended and Restated Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

         In the case of any Convertible Debenture which is converted into shares of Class A Common Stock after any record date and on or prior to the next succeeding Interest Payment Date (other than any Convertible Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on such record date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the amount of such payment shall include accumulated and unpaid interest accrued to, but excluding, such redemption date. Except as otherwise expressly provided in the first two sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Convertible Debenture shall not be payable.

         Section 2.10. Registration, Transfer and Exchange. The provisions of this Section 2.10 shall be subject in their entirety to the provisions of
Section 2.4. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer or exchange of the Debentures. The Trustee is hereby appointed and accepts the appointment as Registrar (the "Registrar") for purposes of registering, and registering transfers of, the Debentures.

         Upon surrender for registration of transfer of any Debenture at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Company shall execute and the Trustee shall

932388.8
                                       16
authenticate and make available for delivery in the name of the transferee or transferees a new Debenture or Debentures and of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Debenture is executed, authenticated and delivered in respect of any Debenture so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Debentures shall equal the principal amount of the Debenture presented in respect thereof) and conditions.

         At the option of the Holder thereof, Debentures may be exchanged for a Debenture or Debentures having authorized denominations and an equal aggregate principal amount, upon surrender of such Debentures to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charge hereinafter provided. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive. All Debentures surrendered upon any exchange or transfer provided for in this Amended and Restated Indenture shall be promptly canceled by the Trustee and the Trustee will deliver a certificate of cancellation thereof to the Company.

         All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Amended and Restated Indenture, as the Debentures surrendered upon such transfer or exchange.

         Every Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to the Holder for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures, other than exchanges pursuant to Sections 2.13, 8.5 or 10.5 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Debenture during a 15-day period prior to the day of mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, the portion thereof not redeemed.

         Section 2.11. Mutilated, Defaced, Destroyed, Lost and Stolen Debentures. In case any temporary or definitive Debenture shall become mutilated or defaced or be destroyed, lost or stolen, then, in the absence of notice to the Company or the Trustee that the Debenture has been acquired by a bona fide purchaser, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Debenture and of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Debenture or in lieu of and substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substitute Debenture shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof and in the case of mutilation or defacement shall surrender the Debenture to the Trustee or such agent.

         Upon the issuance of any substitute Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize, the payment of the same (without surrender thereof except in the case of a mutilated or defaced Debenture); provided, however, that the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.


932388.8
                                       17

         Every substitute Debenture issued pursuant to the provisions of this Section by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Amended and Restated Indenture equally and proportionately with any and all other Debentures duly authenticated and delivered hereunder. All Debentures shall be held upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.12. Cancellation of Debentures. Any Debenture surrendered for payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Debenture shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Amended and Restated Indenture. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold and all Debentures so delivered shall be promptly canceled by the Trustee. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation. All canceled Debentures shall be disposed of as directed by an order of the Company or, in the absence of such order of the Company, in accordance with the Trustee's customary practices. The Trustee shall provide a certificate of destruction to the Company with respect to all Convertible Debentures disposed of by the Trustee.

         Section 2.13. Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Debentures (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Debentures but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Debentures may contain such reference to any provisions of this Amended and Restated Indenture as may be appropriate. Every temporary Debenture shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debentures. Without unreasonable delay the Company shall execute and shall furnish definitive Debentures and thereupon temporary Debentures may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures of authorized denominations. Until so exchanged, the temporary Debentures shall be entitled to the same benefits under this Amended and Restated Indenture as definitive Debentures.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY

         Section 3.1. Payment of Principal and Interest. The Company covenants and agrees for the benefit of the Debentures that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Debentures in accordance with the terms of such Debentures and of this Amended and Restated Indenture. The interest on Debentures (together with any additional amounts payable pursuant to the terms of such Debentures) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register.

         Section 3.2. Offices for Payment, etc. So long as any of the Debentures remain outstanding, the Company will maintain the following: an office or agency in the Borough of Manhattan, City of New York (a) where the Debentures may be presented for payment, (b) where the Debentures may be presented for registration of transfer and for exchange as provided in this Amended and Restated Indenture, and (c) where notices and demands may be served upon the Company in respect of the Debentures, or this Amended and Restated Indenture.

932388.8
                                       18

         The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. The Trustee is hereby appointed, and accepts its appointment as, Paying Agent.

         Section 3.3. Paying Agents. Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Debentures of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

         (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of or interest on the Debentures of any series (whether such sums have been paid to it by the Company or by any other obligor on such Debentures) in trust for the benefit of the Holders of Debentures of such series or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee; and

         (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable.

         The Company will, on or prior to each due date of the principal of or interest on the Debentures, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due (such deposit with respect to the Convertible Debentures to be made separately from such deposit with respect to the Non-Convertible Debentures), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

         If the Company shall act as its own Paying Agent with respect to the Debentures, it will, on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Convertible Debentures and, separately, the holders of the Non-Convertible Debentures, a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

         Section 3.4. Written Statement to Trustee. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 15.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under this Amended and Restated Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Amended and Restated Indenture), and if the Company shall not be in compliance, specifying all such defaults or non-compliance and the nature and status thereof.

         Section 3.5. Limitation on Dividends; Transactions with Affiliates.

         (a) If any Debentures of any series are outstanding and (i) there shall have occurred any Event of Default or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default, (ii) the Guarantor shall be in default with respect to its payment or other obligations under the Preferred Securities Guarantee or the Common Securities Guarantee, or
(iii) the Company shall have given notice of its election to defer payments of interest on any of the Debentures by extending the interest payment period in accordance with the terms of this Amended and Restated Indenture and such period, or any extension thereof, shall be continuing, then the Company shall not (a) declare or pay any dividend on, make any distribution with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior in interest to the Debentures of any series or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Debentures of any series (other than (i) as a result of a reclassification of the Capital Stock of the Company or the exchange or conversion of one class or series of the Capital Stock of the Company for another class or series of the Capital Stock of the Company, (ii) the purchase of fractional interests in shares of the Capital Stock of the Company pursuant to the conversion or

932388.8
                                       19
exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) any declaration of a dividend in connection with the implementation of a stockholders' rights plan effecting a "poison pill," or the issuance of Capital Stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Trust Securities Guarantees, (vi) purchases of shares of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans). For avoidance of doubt, the provisions of this Section shall not impair the ability of the Company to subdivide its Common Stock into a greater number of shares.

         (b) The Company hereby agrees that, prior to March 31, 2002, without the prior written consent of the holders of a majority in liquidation amount of the CTP Securities, the Company shall not declare or pay a dividend or other distribution out of retained earnings or capital surplus in each case as determined in accordance with GAAP (i.e. dividends or distributions may only be paid from current earnings and net income); provided, however, that the foregoing agreement shall not apply to dividends or other distributions that are required to be made in order to enable the Company to comply with the requirements of Section 857(a) of the Internal Revenue Code of 1986, as amended (relating to eligibility for REIT status) following a determination by the Company to elect to be taxed as a REIT.

         Section 3.6. Covenants as to CT Trust. For so long as the Trust Securities remain outstanding, the Company will (a) maintain 100% direct or indirect ownership of the Common Securities of CT Trust; provided, however, that any permitted successor of the Company under this Amended and Restated Indenture may succeed to the Company's ownership of the Common Securities, (b) use its best efforts to cause CT Trust (i) to remain a statutory business trust, except in connection with the distribution of Debentures to the holders of Trust Securities in liquidation of CT Trust, the redemption of all of the Trust Securities of CT Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (ii) to continue to be classified as a grantor trust for United States federal income tax purposes and (c) use its best efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debentures.

         Section 3.7. Existence. Subject to Article IX, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         Section 3.8. Rule 144A Information. For so long as any Debentures are outstanding, in order to render the Debentures eligible for resale pursuant to Rule 144A, while any of the Debentures are "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act), the Company will make available, upon request, to any Holder or any prospective purchasers of the Debentures the information specified in paragraph (d)(4) of Rule 144A, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.


                                   ARTICLE IV

                     HOLDERS OF DEBENTURES LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

         Section 4.1. Company to Furnish Trustee Information as to Names and Addresses of Holders of Debentures. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the
Debentures:

         (a) semiannually and not more than 15 days after each record date for the payment of interest on such Debentures, as hereinabove specified, as of such record date, and

         (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Registrar, such list shall not be required to be furnished.


932388.8
                                       20

         Section 4.2. Preservation and Disclosure of Holders of Debentures'
Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Debentures contained in the most recent list furnished to it as provided in
Section 4.1 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section
4.1 upon receipt of a new list so furnished.

         (b) In case three or more Holders of any Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures (in which case the applicants must all hold Debentures) or with Holders of all Debentures with respect to their rights under this Amended and Restated Indenture or under such Debentures and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                  (ii) inform such applicants as to the approximate number of Holders of a series of Debentures or of all Debentures, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, as to the approximate cost of mailing to such Holders of Debentures the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Debentures or all Holders of a series of Debentures, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Debentures with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every Holder of a Debenture, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

         Section 4.3.      Reports by the Company.  The Company covenants:

         (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions and any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission to the extent permitted, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, in

932388.8
                                       21
respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Amended and Restated Indenture as may be required from time to time by such rules and regulations; and

         (c) to transmit by mail to the Holders of Debentures in the manner and to the extent required by Sections 6.6 and 15.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.


                                    ARTICLE V

                     REMEDIES OF THE TRUSTEE AND HOLDERS OF
                         DEBENTURES ON EVENT OF DEFAULT

         Section 5.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Debentures of any series, wherever used herein, means any one or more of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest (including any Additional Sums and Compound Interest) upon or any additional amounts payable in respect of any Debentures of any series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of this Amended and Restated Indenture shall not constitute a default in the payment of interest for this purpose; or

         (b) default in the payment of the principal of, or premium, if any, on, any Debentures of any series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise; or

         (c) default in the performance, or breach of any covenant or warranty of the Company contained in any series of Debentures or in this Amended and Restated Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Debentures of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding

932388.8
                                       22
against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (f) failure by the Company to convert Convertible Debentures into shares of Common Stock upon an appropriate election by a holder of Trust Securities or Convertible Debentures to convert such Trust Securities or Convertible Debentures, as the case may be, into such shares of Common Stock (whether or not conversion or exchange is prohibited by the subordination provisions set forth herein); or

         (g) the CT Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of any Debentures to holders of Trust Securities in liquidation of their interest in the CT Trust upon the occurrence of a Special Event or upon the occurrence of events as described in Section 3 of Annex I to the Declaration, (ii) the redemption of all of the outstanding Trust Securities of the CT Trust, (iii) the conversion of all outstanding Convertible Preferred Securities into shares of Common Stock or (iv) certain mergers, consolidations or amalgamations, each as permitted by the Declaration; or

         (h) the Company shall have consummated a merger or consolidation in which the successor will be taxed as a partnership for federal income tax purposes, or the Company shall have transferred all or substantially all of its assets to an entity other than a Subsidiary which shall be taxed as a partnership for federal income tax purposes.

         If an Event of Default in respect of a series of Debentures occurs and is continuing, then and in each and every such case, unless the principal of all Debentures shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debentures of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of, plus accrued and unpaid interest on, all the Debentures of such series (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) and any other amounts payable under this Amended and Restated Indenture to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. These provisions, however, are subject to the condition that if at any time after the principal and other amounts due on any of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Debentures of such series and the principal of any and all Debentures of such series which shall have become due otherwise than by such acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, Compound Interest to the date of such payment) or deposit in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and all other expenses and liabilities incurred, and all advances with interest made, by the Trustee, its agents, attorneys and counsel and if any and all defaults under this Amended and Restated Indenture, other than the nonpayment of the principal and interest of Debentures of such series which shall have become due by such acceleration, shall have been cured or waived as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Debentures of such series then Outstanding, by written notice to the Company and to the Trustee for the Debentures, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         Section 5.2. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on the Debentures of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of the Debentures of any series when the same shall have become due and payable, whether upon Maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Debentures, the Company will pay to the Trustee for the benefit of the Holder of such Debentures the whole amount that then shall have become due and payable on such Debentures for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable

932388.8
                                       23
under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in such Debentures); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

         Until such demand is made by the Trustee, the Company may pay the principal of and interest on such Debentures to the persons entitled thereto, whether or not the principal of and interest on such Debentures are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Debentures, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Debentures and collect in the manner provided by law out of the property of the Company or other obligor upon such Debentures, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Company or any other obligor upon the Debentures under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Debentures, or to the property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, except as a result of negligence or bad faith) and of the Holders of Debentures allowed in any judicial proceedings relative to the Company or other obligor upon all Debentures, or to the property of the Company or such obligor, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders of Debentures and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Holders of Debentures to make payments to the Trustee for the Debentures, and, in the event that such Trustee shall consent to the making of payments directly to the Holders of Debentures, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Debenture any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Debentures in any such proceeding.

         All rights of action and of asserting claims under this Amended and Restated Indenture, or under any of the Debentures, may be enforced by the Trustee for the Debentures without the possession of any of the Debentures or the production thereof at any trial or other proceedings relative thereto, any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Debentures in respect of which such action was taken.


932388.8
                                       24

         In any proceedings brought by the Trustee for the Debentures (and also any proceedings involving the interpretation of any provision of this Amended and Restated Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Debentures in respect to which such action was taken, and it shall not be necessary to make any Holders of such Debentures parties to any such proceedings.

         Section 5.3. Application of Proceeds. Any moneys collected by the Trustee for the Debentures pursuant to this Article in respect of the Debentures shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Debentures in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Debentures in reduced principal amounts in exchange for the presented Debentures if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses applicable in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith;

                  SECOND: To the payment of the amounts then due and unpaid for interest on the Debentures for which principal is not yet due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Debentures for interest;

                  THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Debentures for which principal is due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Debentures of principal and interest, respectively; and

                  FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 5.4. Restoration of Rights on Abandonment of Proceedings. In case the Trustee for the Debentures or any Holder shall have proceeded to enforce any right under this Amended and Restated Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to the determination in any such proceeding, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

         Section 5.5. Limitations on Suits by Holders of Debentures. No Holder of any Debenture of a series shall have any right by virtue or by availing of any provision of this Amended and Restated Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under with respect to this Amended and Restated Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of any Event of Default with respect to the Debentures of such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Debentures of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60 day period by Holders of a majority in aggregate principal amount of the Debentures of such series then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Debenture of such series with every other taker and Holder of a Debenture of such series and the Trustee, that no one or more Holders of Debentures of such series shall have any right in any manner whatever, by virtue or by availing of any provision of this Amended and Restated Indenture to affect, disturb or prejudice the rights of any other such Holder of Debentures of such series, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Amended and Restated

932388.8
                                       25

Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders of Debentures.

         Section 5.6. Unconditional Right of Holders of Debentures to Institute Certain Suits. Notwithstanding any provision in this Amended and Restated Indenture and any provision of any Debenture, the right of any Holder of any Debenture to receive payment of the principal of and (subject to Section 2.9 and Article XI) interest on such Debenture at the respective rates, in the respective amount on or after the respective due dates expressed in such Debenture, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 5.7. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.11 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of any Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Holder of any Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.5, every power and remedy given by this Amended and Restated Indenture or by law to the Trustee or to the Holders of Debentures may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or any Holders of any Debentures.

         Section 5.8. Control by Holders of Debentures. The Holders of a majority in aggregate principal amount of the Debentures of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Debentures of such series by this Amended and Restated Indenture; provided that such direction shall not be in conflict with any rule of law or the provisions of this Amended and Restated Indenture; and provided further that the Trustee, being advised by counsel, shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction would be unduly prejudicial to the interest of Holders of the Debentures of such series not joining in the giving of said direction.

         Section 5.9. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Debentures of any series at the time Outstanding may on behalf of the Holders of all the Debentures of such series waive any past default hereunder or its consequences, except a default:

         (a) in the payment of the principal of (or premium, if any) or any interest on any Debenture of such series as and when the same shall become due by the terms of the Debentures of such series otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 5.1)), or

         (b) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Debenture of such series affected;

provided, however, that if the Debentures of such series are held by the CT Trust or the Institutional Trustee of such Trust and are Convertible Debentures, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Convertible Amount of Trust Securities of the CT Trust shall have consented to such waiver or modification to such waiver; provided, further, that if the Debentures of such series are held by the CT Trust or the Institutional Trustee of such Trust and are Non-Convertible Debentures, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Non-Convertible Amount of Trust Securities of the CT Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each Outstanding Convertible Debenture is required, such waiver shall not be effective until each holder of Convertible Amount of Trust Securities of the CT Trust shall have consented to such waiver and, if the consent of the Holder of each Outstanding Non-Convertible Debenture is required, such waiver shall not be effective until each holder of

932388.8
                                       26

Non-Convertible Amount of Trust Securities of the CT Trust shall have consented to such waiver. A failure to deliver shares of Class A Common Stock upon a conversion of Convertible Debentures pursuant to Article XII hereof shall be deemed a failure to pay principal for all purposes under this Amended and Restated Indenture.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Amended and Restated Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 5.10. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Amended and Restated Indenture agree, and each Holder of any Convertible Debenture, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Amended and Restated Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Debentures or group of Holders of Debentures holding in the aggregate more than 10% in principal amount of the Outstanding Convertible Debentures with respect to a suit relating to the Convertible Debentures or holding in the aggregate more than 10% in principal amount of the Outstanding Non-Convertible Debentures with respect to a suit relating to the Non-Convertible Debentures, or to any suit instituted by a Holder of Debentures for the enforcement of the payment of the principal of or interest on such Debenture on or after the due date expressed in such Debenture or any date fixed for redemption.

         Section 5.11. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Amended and Restated Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Amended and Restated Indenture or in aid of the exercise of any power granted in this Amended and Restated Indenture or to enforce any other legal or equitable right vested in the Trustee by this Amended and Restated Indenture or by law.

         Section 5.12. Unconditional Right of Holders of Debentures to Receive Principal and Interest and of Holders of Convertible Debentures to Convert.

         (a) Notwithstanding any other provision in this Amended and Restated Indenture, the Holder of any Convertible Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including Compound Interest and Additional Sums, if any) on such Convertible Debenture on the respective Stated Maturities expressed in such Convertible Debenture (or, in the case of redemption, on the redemption date) and to convert such Convertible Debenture in accordance with Article XII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder. If the Institutional Trustee is the sole Holder of the Convertible Debentures, any holder of Convertible Amount of the Convertible Preferred Securities shall have the right to institute suit on behalf of the Trust for the enforcement of any such payment and right to convert. The Company may not amend this Amended and Restated Indenture to remove the foregoing right to institute a suit directly against the Company without the prior written consent of the holders of all of the Convertible Amount of the Convertible Preferred Securities. If the right to institute a suit directly against the Company is removed following the effectiveness of a registration statement in respect of the Convertible Debentures, the Trust may become subject to the reporting obligations under the Exchange Act. The Company shall have a right of set-off to the extent of any payments made by the Company to such Holder in any such suit.

         (b) Notwithstanding any other provision in this Amended and Restated Indenture, the Holder of any Non-Convertible Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including Compound Interest and Additional Sums, if any) on such Non-Convertible Debenture on the respective Stated Maturities expressed in such Non-Convertible Debenture (or, in the case of redemption, on the redemption date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. If the Institutional Trustee is the sole Holder of the Non-Convertible Debentures, any holder of Non-Convertible Amount of the Convertible Preferred Securities shall

932388.8
                                       27
have the right to institute suit on behalf of the Trust for the enforcement of any such payment. The Company may not amend this Amended and Restated Indenture to remove the foregoing right to institute a suit directly against the Company without the prior written consent of the holders of all of the Non-Convertible Amount of the Convertible Preferred Securities. If the right to institute a suit directly against the Company is removed following the effectiveness of a registration statement in respect of the Non-Convertible Debentures, the Trust may become subject to the reporting obligations under the Exchange Act. The Company shall have a right of set-off to the extent of any payments made by the Company to such Holder in any such suit.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

         Section 6.1.      Duties of the Trustee.

         (a) If an Event of Default has occurred and is continuing with respect to the Debentures of any series, the Trustee shall exercise the rights and powers vested in it by this Amended and Restated Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) Except during the continuance of an Event of Default with respect to the Debentures of any series:

                  (i) the Trustee need perform only those duties that are specifically set forth in this Amended and Restated Indenture and no others; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Amended and Restated Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Amended and Restated Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph (c) does not limit the effect of paragraph
         (b) of this Section 6.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

         (d) Every provision of this Amended and Restated Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

         (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         Section 6.2. Rights of Trustee. Subject to Section 6.1 and the provisions of the Trust Indenture Act:


932388.8
                                       28

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

         (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Amended and Restated Indenture at the request or direction of any of the Holders pursuant to this Amended and Restated Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 6.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-Registrar may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

         Section 6.4. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Amended and Restated Indenture or the Debentures, it shall not be accountable for the Company's use of the proceeds from the Debentures and it shall not be responsible for any statement in the registration statement for the shares of Common Stock into which the Convertible Debentures are convertible under the Securities Act or in this Amended and Restated Indenture or the Debentures (other than its certificate of authentication).

         Section 6.5. Notice of Defaults. If a default occurs and is continuing with respect to any Debentures of a series and if it is known to the Trustee through oral or written notice to a Responsible Officer, the Trustee shall give to each Holder of Debentures of such series notice of the default within 90 days after such default occurs. Except in the case of a default described in Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Holders of Debentures of such series.

         Section 6.6. Reports by Trustee to Holders. Within 60 days after each December 31 beginning with the December 31 following the date of this Amended and Restated Indenture, the Trustee shall mail to each Holder of Debentures and each other person specified in TIA Section 313(c) a brief report dated as of such December 31 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Holders of Debentures shall be filed with the Commission and each securities exchange on which the Debentures are listed. The Company agrees promptly to notify the Trustee whenever the Debentures become listed on any securities exchange and of any delisting thereof.

         Section 6.7.      Compensation and Indemnity.  The Company agrees:

         (a) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

932388.8
                                       29

         (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances with interest thereon incurred or made by the Trustee in accordance with any provision of this Amended and Restated Indenture (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

         As security for the performance of the obligations of the Company in this Section 6.7, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Debentures.

         "Trustee" for purposes of this Section 6.7 includes any predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

         The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Amended and Restated Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses are intended to constitute expenses of administration under bankruptcy law.

         Section 6.8. Replacement of Trustee. The Trustee may resign at any time with respect to the Debentures by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Debentures may remove the Trustee at the time outstanding by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 6.10;

                  (2)      the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Debentures, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Debentures.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Amended and Restated Indenture with respect to the Debentures. The successor Trustee shall mail a notice of its succession to Holders of Debentures so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 6.7.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.10, any Holder of Debentures may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


932388.8
                                       30

         Section 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

         Section 6.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and Section 310(a)(5). The Trustee shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

         Section 6.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                   ARTICLE VII

                      CONCERNING THE HOLDERS OF DEBENTURES

         Section 7.1.      Evidence of Action Taken by Holders of Debentures.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Amended and Restated Indenture to be given or taken by a specified percentage in principal amount of the Holders of Debentures (or any series thereof) may be embodied in and evidenced by one or more instruments or substantially similar tenor signed by such specified percentage of Holders of Debentures (or series thereof) in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Amended and Restated Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

         (b) The ownership of such Debentures shall be proved by the Security Register.

         Section 7.2. Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder of any Debentures or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

         Section 7.3. Holders to be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Debenture shall be registered upon the Security Register as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notification of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.9) interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

         Section 7.4. Debentures Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Debentures (or series thereof) have concurred in any direction, consent or waiver under this Amended and Restated Indenture, a Debenture which is owned by the Company or any other obligor on the Debentures with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination (it being understood that VRLP and any Affiliate of Vornado Realty Trust or VRLP and EOPLP and any Affiliate of Equity Office Properties Trust or EOPLP shall not be deemed to be under common control with the Company), except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any person directly or indirectly controlling or

932388.8
                                       31
controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures.

         Section 7.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debentures (or series thereof), as the case may be, specified in this Amended and Restated Indenture in connection with such action, any Holder of a Debenture the serial number of which is shown by the evidence to be included among the serial numbers of the Debentures (or series thereof) the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the Holder of any Debentures shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Debenture. Any action taken by the Holders of the percentage in aggregate principal amount of the Debentures (or series thereof), as the case may be, specified in this Amended and Restated Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Debentures affected by such action.


                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

         Section 8.1. Supplemental Indentures Without Consent of Holders of Debentures. The Company, when authorized by a resolution of its Board of Directors and the Trustee for the Debentures may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

         (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures any property or assets;

         (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article IX;

         (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of all Debentures;

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Amended and Restated Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of any of the Debentures; or

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Amended and Restated Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 8.2.


932388.8
                                       32

         Section 8.2. Supplemental Indentures With Consent of Holders of Debentures. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding of each series that will be affected thereby, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Amended and Restated Indenture or of any supplemental indenture or of modifying in any manner the rights of all Holders of Debentures of such series; provided, however, that no such supplemental indenture shall (a) except to the extent permitted by Article XI, extend the Stated Maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Debentures or in accordance with the terms thereof, or impair or affect the right of any Holder of a Debenture to institute suit for payment thereof, or adversely affect the right to convert Convertible Debentures, or modify the subordination provisions of this Amended and Restated Indenture in any manner adverse to a Holder of a Debenture without the consent of the Holders of each Debenture so affected, or (b) reduce the aforesaid percentage of Debentures, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Debenture so affected; provided further, that no such supplemental indenture shall result in the realization of unrelated business income for the Holders of the Debentures without the consent of each Holder of a Debenture.

         Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Debentures as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Company in the execution of such supplemental indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Amended and Restated Indenture or otherwise.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Amended and Restated Indenture which has expressly been included solely for the benefit of one or more particular series of Debentures, or which modifies the rights of the Holders of Debentures of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Amended and Restated Indenture of the Holders of any other series.

         It shall not be necessary for the consent of the Holders of Debentures under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof to the Holders of then Outstanding Debentures, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 8.3. Effect of Supplemental Indenture. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Amended and Restated Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Amended and Restated Indenture of the Trustee, the Company and the Holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be a part of the terms and conditions of this Amended and Restated Indenture for any and all purposes.

         Section 8.4. Documents to Be Given to Trustee. The Trustee, subject to the provisions of Section 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any

932388.8
                                       33
supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Amended and Restated Indenture.

         Section 8.5. Notation on Debentures in Respect of Supplemental Indentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article VIII may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Debentures as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Amended and Restated Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then Outstanding.


                                   ARTICLE IX

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         Section 9.1. Company May Consolidate, etc., on Certain Terms. The Company may sell, transfer, lease or otherwise convey all or substantially all of its assets on a consolidated basis to any Person, or consolidate or merge with or into, any other Person, provided that in any such case, (a) either (i) the Company shall be the continuing corporation, or (ii) if the Company is not the continuing corporation, the successor corporation or Person which acquires by sale, transfer, lease or other conveyance all or substantially all of the assets of the Company, shall be a corporation organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest (including Additional Sums and Compound Interest) on all of the Debentures according to their tenor, and the due and punctual performance and observance of all of the covenants, agreements and conditions of this Amended and Restated Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, by amendment thereto, (b) immediately after such merger or consolidation, or such sale, transfer, lease or other conveyance, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, (c) so long as there remain outstanding any Non-Convertible Debentures, immediately after giving effect to such transaction (or series of transactions), the Consolidated Net Worth of the Company (or the successor company thereto under this Amended and Restated Indenture) is equal to or greater than that of the Company immediately prior to the transaction (or series of transactions), and (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the requirements of this Section have been complied with.

         Section 9.2. Successor Corporation Substituted. In case of any such consolidation, merger, sale, transfer, or conveyance (but not in the case of any such lease), and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and the Company shall be discharged from all obligations and covenants under this Amended and Restated Indenture and the Debentures and may be liquidated and dissolved. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and be delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Amended and Restated Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Debentures so issued shall in all respects have the same legal rank and benefit under this Amended and Restated Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Amended and Restated Indenture as though all of such Debentures had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, transfer, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         Section 9.3. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Section 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 15.5, as conclusive evidence

932388.8
                                       34
that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Amended and Restated Indenture.


                                    ARTICLE X

                          REDEMPTION OF THE DEBENTURES

         Section 10.1.     Tax Event Redemption.

         (a) If a Tax Event (as defined in the Declaration) has occurred and is continuing and:

                  (i) the Company has received a Redemption Tax Opinion (as defined in the Declaration); or

                  (ii) after receiving a Dissolution Tax Opinion (as defined in the Declaration), the Regular Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No-Recognition Opinion (as defined in the Declaration) cannot be delivered to the Trust, then, notwithstanding Section 10.2(a) but subject to Section 10.2(b), the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures to redeem the Convertible Debentures, in whole or in part, for cash within 90 days following the occurrence of such Tax Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption (the "Redemption Price"), provided that if at the time there is available to the Company or the Trust the opportunity to eliminate, within the 90-Day Period, the Tax Event by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Company, the Trust or the Holders of the Trust Securities issued by the Trust, the Company shall pursue such Ministerial Action in lieu of redemption. If a redemption pursuant to the provisions of this Section 10.1 occurs on or before September 30, 2003, the Company shall provide notice of the redemption 90 days prior to redemption (the "Early Tax Redemption Date") and pay to the Holders of the Convertible Debentures on such date the Adjusted Redemption Price as determined pursuant to the provisions of paragraph (b) of this Section 10.1, provided that if the Adjusted Redemption Price is determined to be less than the Redemption Price, the Company shall instead pay the Redemption Price to the Holders of Convertible Debentures. The Redemption Price or the Adjusted Redemption Price, as the case may be, shall be paid prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price or the Adjusted Redemption Price prior to the redemption date.

         (b) For purposes of this Section 10.1, the Adjusted Redemption Price shall be calculated pursuant to the provisions of this Section 10.1(b). Within 10 days after the date of notice of redemption has been provided, the Company and the Majority Holders shall each appoint a nationally recognized "bulge bracket" independent investment banking firm experienced in the valuation of businesses and their securities (each an "Experienced Appraiser") (the two Experienced Appraisers appointed by the Company and the Majority Holders are hereinafter referred to collectively as the "Initial MWA Experienced Appraisers") to objectively determine the fair market value of the Convertible Debentures as of the Early Tax Redemption Date (the "Convertible Debenture Fair Market Value"). The Initial MWA Experienced Appraisers shall be instructed (the "MWA Instructions") to independently determine the Convertible Debenture Fair Market Value as of the Early Tax Redemption Date assuming for this purpose that the Convertible Debentures were to remain outstanding until September 30, 2003 (taking into account for this purpose the interest rate and the option embedded in the Convertible Debentures). If the Initial MWA Experienced Appraisers shall not agree on the Convertible Debenture Fair Market Value, then within 10 days after the Appraisal Period, they shall jointly appoint a third Experienced Appraiser to objectively determine the Convertible Debenture Fair Market Value and, in connection therewith, provide to such firm information as to their calculations of the Convertible Debenture Fair Market Value. The third Experienced Appraiser shall be instructed to objectively determine the Convertible Debenture Fair Market Value in accordance with the MWA Instructions and to select the Convertible Debenture Fair Market Value determined by one of the Initial MWA Experienced Appraisers that most closely approximates the Convertible Debenture Fair Market Value determined by such third Experienced Appraiser. Such appraisal and selection by such third Experienced Appraiser shall be completed within 20 days after the date of appointment of such firm and shall be final and binding on the Company and each Holder. The Convertible Debenture Fair Market Value that most closely

932388.8
                                       35
approximates the Convertible Debenture Fair Market Value determined by such third Experienced Appraiser shall constitute the "Adjusted Redemption Price." If the Adjusted Redemption Price is determined to be less than the Redemption Price, the Company shall instead pay the Redemption Price to the Holders of the Convertible Debentures. All costs and expenses incurred in connection with the appraisals, including fees to investment banking firms, necessary to determine the Convertible Debenture Fair Market Value and the Adjusted Redemption Price shall be borne by the Company. The Company covenants and agrees that it shall enter into engagement agreements with the foregoing Experienced Appraisers containing customary terms and conditions, including customary indemnification provisions.

         Section 10.2.     Optional Redemption by Company.

         (a) Subject to the provisions of Section 10.2(b) and to the provisions of this Article X generally, except as otherwise may be specified in Section
10.1 or elsewhere in this Amended and Restated Indenture, the Company shall have the right to redeem the Non-Convertible Debentures, in whole or in part, from time to time, at any time after the date hereof and the Convertible Debentures, in whole or in part, from time to time, on or after September 30, 2004. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice to the Holders of the Non-Convertible Debentures or Holders of the Convertible Debentures, as the case may be, at a price equal to, in the case of the Non-Convertible Debentures, 100% of the principal amount of the Non-Convertible Debentures and, in the case of the Convertible Debentures, 100% of the principal amount of the Convertible Debentures (each, an "Optional Redemption Price"), together with, in each case, accrued and unpaid interest (including Additional Sums, if any, and, to the extent permitted by applicable law, Compounded Interest, if any) to, but excluding, the redemption date.

         If Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

         The Company may not redeem fewer than all of the outstanding Non-Convertible Debentures or the Convertible Debentures unless all accrued and unpaid interest has been paid on all such Non-Convertible Debentures or such Convertible Debentures, as the case may be, for all quarterly interest payment periods terminating on or prior to the date of redemption.

         So long as the corresponding Convertible Amount of Trust Securities is outstanding, the proceeds from the redemption of the Convertible Debentures will be used to redeem Convertible Amount of Trust Securities and so long as the corresponding Non-Convertible Amount of Trust Securities is outstanding, the proceeds from the redemption of the Non-Convertible Debentures will be used to redeem Non-Convertible Amount of Trust Securities.

         If the Non-Convertible Debentures or the Convertible Debentures are only partially redeemed pursuant to this Section 10.2, the Non-Convertible Debentures or the Convertible Debentures, as the case may be, will be redeemed pro rata. The applicable Optional Redemption Price, together with any required interest payment, shall be paid in immediately available funds prior to 12:00 noon, New York time, on the redemption date or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price, together with any required interest payment, by 10:00 a.m., New York time, on the date such amounts are to be paid. Partial redemptions must be in an amount not less than $1,000 principal amount of Non-Convertible Debentures or the Convertible Debentures, as the case may be.

         If Convertible Debentures selected for partial redemption are converted in part before termination of the conversion right with respect to the portion of the Convertible Debentures so selected, the converted portion of the Convertible Debentures shall be deemed (so far as may be) to be the portion selected for redemption. Convertible Debentures (or portions thereof) which have been converted during a selection of Convertible Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Convertible Debenture is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Convertible Debenture.

         If any Convertible Debenture called for redemption is converted into shares of Common Stock, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Convertible Debenture shall (subject to any right of the Holder of such Convertible Debenture or any Predecessor Convertible Debenture to receive interest as provided in the last paragraph of Section 2.9) be paid to the Company upon the Company's request or, if then held by the Company, shall be discharged from such trust.

932388.8
                                       36

         (b) If a partial redemption of the Non-Convertible Debentures or the Convertible Debentures would result in the delisting of any of the Convertible Preferred Securities issued by the Trust from any national securities exchange or other organization on which such Convertible Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Non-Convertible Debentures or the Convertible Debentures, as the case may be, in whole.

         Section 10.3. No Sinking Fund. The Debentures are not entitled to the benefit of any sinking fund or subject to any sinking fund.

         Section 10.4. Election to Redeem; Notice of Redemption; Partial Redemptions. The election of the Company to redeem any Debentures shall be evidenced by, or pursuant to, a resolution of the Board of Directors. Notice of redemption to the Holders of Debentures required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 15.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Debentures. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Neither the failure to give notice by mail, nor any defect in the notice so mailed to the Holder of any Debenture designated for redemption as a whole or in part shall affect the validity of the proceedings for such redemption.

         The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers for such Debentures, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue, if applicable, the conversion rate or price, any date on which the right to convert any Convertible Debentures to be redeemed will terminate and the place or places where such Debentures may be surrendered for conversion. If less than all of the Debentures are to be redeemed, the notice of redemption shall specify the number of the Debentures to be redeemed. In case any Debenture is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Debentures to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, the Company shall provide notice of such redemption to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of such notice given to the Holders of such redemption to the Trustee at least 2 days prior to the date such notice is given to such Holders, but in any event at least 30 days and not more than 60 days prior to the date fixed for redemption.

         Not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in
Section 3.3) in funds available on such date an amount of money sufficient to redeem on the redemption date all the Debentures so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all of the Outstanding Non-Convertible Debentures or Convertible Debentures are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Non-Convertible Debentures or Convertible Debentures, as the case may be, to be redeemed.

         For all purposes of this Amended and Restated Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed.

         Section 10.5. Payment of Debentures Called for Redemption. If notice of redemption has been given as above provided, the Debentures or portions of Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the

932388.8
                                       37
payment of such Debentures at the redemption price, together with interest accrued to said date) interest on the Debentures or portions of Debentures so called for redemption shall cease to accrue, and, except as provided in Section 6.1, such Debentures shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Amended and Restated Indenture, and the Holders thereof shall have no right in respect of such Debentures except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Debentures at a Place of Payment specified in said notice, said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that, payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Debentures registered as such on the relevant record date subject to the terms and provisions of Section 2.9 hereof.

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the applicable Non-Convertible Coupon Rate or Convertible Coupon Rate.

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Debenture or Debentures of the same series, of authorized denominations, in principal amount equal to the unredeemed portion of the Debenture so presented.

         Section 10.6. Exclusion of Certain Debentures from Eligibility for Selection for Redemption. Debentures shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (it being understood that VRLP and any Affiliate of Vornado Realty Trust or VRLP and EOPLP and any Affiliate of Equity Office Properties Trust or EOPLP shall not be deemed to be under common control with the Company).


                                   ARTICLE XI

                      EXTENSION OF INTEREST PAYMENT PERIOD

         Section 11.1. Extension of Interest Payment Period. As long as an Event of Default under Section 5.1(a) of this Amended and Restated Indenture shall not have occurred and be continuing, subject to the condition that the Company file with the Trustee and the transfer agent for the Convertible Preferred Securities and the Debentures a Certificate signed by the chief financial officer or Treasurer of the Company in the form attached hereto as Exhibit B ("Extension Certificate"), the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of all of the Debentures for a period not exceeding 20 consecutive quarters (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided that an Extension Certificate shall be filed at the beginning of each quarter of such Extension Period and that no Extension Period may extend beyond the Maturity Date or any earlier redemption date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 11.1, will bear interest thereon at the applicable Coupon Rate (the Non-Convertible Coupon Rate or the Convertible Coupon Rate) compounded quarterly for each quarter of the Extension Period ("Compound Interest"). Each Extension Period, if any, will end on an Interest Payment Date. At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Debentures, including any Additional Sums and, to the extent permitted by law, Compound Interest (together, "Deferred Interest") that shall be payable to the Holders of the Debentures in whose names the Debentures are registered in the Security Register at the close of business on the record date next preceding such Interest Payment Date. Before the termination of any Extension Period, the Company may further extend such period, provided that such period together with all previous and further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Maturity Date or any earlier redemption date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable

932388.8
                                       38
during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period.

         Section 11.2.     Notice of Extension.

         (a) If the Institutional Trustee is the only registered Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Institutional Trustee and the Trustee of its selection of such Extension Period at least one Business Day before the next succeeding date on which Distributions on the Trust Securities issued by the Trust are payable. The Company shall cause the Trust to give notice of the Company's selection of such Extension Period to holders of the Convertible Preferred Securities.

         (b) If the Institutional Trustee is not the only Holder of the Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of the Debentures, the Institutional Trustee and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before next succeeding Interest Payment Date.

         (c) The quarter in which any notice is given pursuant to paragraphs (a) or (b) of this Section 11.2 shall be counted as one of the 20 consecutive quarters permitted in the maximum Extension Period permitted under Section 11.1.


                                   ARTICLE XII

                      CONVERSION OF CONVERTIBLE DEBENTURES

         Section 12.1. Conversion Rights. Subject to and upon compliance with the provisions of this Article XII, all of the principal amount (or any portion of such principal amount that is an integral multiple of $1,000) of the Convertible Debentures held by any Holder is convertible, at the option of the Holders, at any time through the close of business on the last Business Day prior to the Maturity Date (or, in the case of Convertible Debentures called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date) into fully paid and nonassessable shares of Class A Common Stock at an initial conversion rate of 142.857 shares of Class A Common Stock for each $1,000 in principal amount of Convertible Debentures (equivalent to a conversion price of $7.00 per share (the "Conversion Price")), subject to adjustment and reset as described in this Article XII. Subject to the preceding sentence and the following sentence, a Holder of Convertible Debentures may convert any portion of the principal amount of the Convertible Debentures into that number of fully paid and nonassessable shares of Class A Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by such Conversion Price. At least $1,000,000 of the principal amount, or the entire principal amount, if less than $1,000,000, of the Convertible Debentures held by the converting Holder must be converted in connection with any conversion into shares of Class A Common Stock pursuant to the foregoing. All calculations under this Article XII shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         Section 12.2.     Conversion Procedures.

         (a) In order to convert all or a portion of the Convertible Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable notice of conversion (the "Notice of Conversion") setting forth the principal amount of Convertible Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Class A Common Stock should be issued upon conversion and, surrender to the Conversion Agent the Convertible Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Convertible Preferred Securities may exercise its right under the Declaration to convert such Convertible Preferred Securities into shares of Class A Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange the Convertible Amount of such Convertible Preferred Securities for a portion of the Convertible Debentures held by the Trust (at an exchange rate of $1,000 principal amount of Convertible Debentures for each $1,000 in liquidation amount of the Convertible Amount of the Convertible Preferred Securities so exchanged) and (ii) to immediately convert such Convertible Debentures, on behalf of such holder, into shares of Class A Common Stock of the Company pursuant to this
Article XII and surrendering such Convertible Preferred Securities, duly endorsed or assigned to the Company or in blank. So

932388.8
                                       39
long as any Convertible Preferred Securities are outstanding, the Trust shall not convert any Convertible Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Convertible Preferred Securities.

         If a Notice of Conversion is delivered on or after the record date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Convertible Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the Holder will be entitled to receive, on such Interest Payment Date, the interest accrued to, but excluding, the redemption date. Except as otherwise provided in the first and second sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Convertible Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Convertible Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Convertible Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

         (b) The Company's delivery upon conversion of the fixed number of shares of Class A Common Stock into which the Convertible Debentures are convertible (together with the cash payment, if any, in lieu of fractional share and the interest payable pursuant to Section 12.2(a)) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Convertible Debentures so converted and any unpaid interest (including Compound Interest) accrued on such Convertible Debentures at the time of such conversion.

         (c) No fractional shares of Class A Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Convertible Debentures were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Convertible Debentures or the holder of the Convertible Preferred Securities so converted.

         (d) In the event of the conversion of any Convertible Debenture in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Convertible Debenture or Convertible Debentures in the aggregate principal amount equal to the unconverted portion thereof.

         (e) In effecting the conversion transactions described in this Section 12.2, the Conversion Agent is acting as agent of the holders of Convertible Preferred Securities (in the exchange of Convertible Preferred Securities for Convertible Debentures) and as agent of the Holders of Convertible Debentures (in the conversion of Convertible Debentures into shares of Class A Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Convertible Debentures held by the Trust from time to time for Convertible Preferred Securities in connection with the conversion of such Convertible Preferred Securities in accordance with this Article XII and (ii) to convert all or a portion of the Convertible Debentures into shares of Class A Common Stock and thereupon to deliver such shares of Class A Common Stock in accordance with the provisions of this Article XII and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.


932388.8
                                       40

         Section 12.3. Conversion Price Adjustments. The Conversion Price shall be adjusted from time to time as follows:

         (a) In case the Company shall, while any of the Convertible Debentures are outstanding, (i) pay a dividend or make a distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of Capital Stock of the Company (other than the reclassifications covered by Section 12.4), the conversion privilege and the Conversion Price for the Convertible Debentures shall be adjusted so that the Holder of any Convertible Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action had such Convertible Debenture been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event).

         (b) In case the Company shall, while any of the Convertible Debentures are outstanding, issue rights or warrants to all holders of its shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (f) below) on the record date mentioned below, the Conversion Price for the Convertible Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

         (c) Subject to the last sentence of this subsection (c), in case the Company shall, by dividend or otherwise, distribute to all holders of its shares of Common Stock evidences of its indebtedness, shares of any class or series of Capital Stock, cash or assets or rights or warrants to subscribe for or purchase any of its securities (excluding any rights or warrants referred to in subsection (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subsection (a) of this Section 12.3), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (c) by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f)) per share of Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of Capital Stock, cash, assets, rights or warrants so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that no such dividend or distribution is so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (f)). For purposes of this subsection (c), any dividend or distribution that includes shares of Common Stock, or rights or warrants of the type described in subsection (b), shall be deemed instead to be a dividend or distribution of the evidences of indebtedness, shares of Capital Stock, cash or assets or rights or warrants other than such shares of

932388.8
                                       41

Common Stock, or such rights or warrants of the type described in subsection (b) (making any Conversion Price reduction required by this subsection (c)), immediately followed by a dividend or distribution of such shares of Common Stock or such rights or warrants of the type described in subsection (b) (making any further Conversion Price adjustment required by subsection (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subsection (c) shall be substituted as (1) "the record date in the case of a dividend or other distribution," and (2) "the record date for the determination of stockholders entitled to receive such rights or warrants" and
(3) "the date fixed for such determination" within the meaning of subsections
(a) and (b) and (B) any share of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in subsection (b).

         (d) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's shares of Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) on the last date (the "Expiration Date") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of the shares of Common Stock on the Expiration Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction (which shall not be greater than one) of which the numerator shall be (i) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Date times the Closing Price of the shares of Common Stock on the Expiration Date minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration paid pursuant to such tender or exchange offer and the denominator shall be (i) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Date minus the number of shares of Common Stock purchased pursuant to such tender or exchange offer times (ii) the Closing Price of the shares of Common Stock on the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Date.

         (e) In case a tender or exchange offer made by a Person other than the Company or any Subsidiary of the Company for all or any portion of the shares of Common Stock shall expire and such tender or exchange offer shall involve the payment by a Person other than the Company or any Subsidiary of the Company of consideration per share having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) at the applicable Expiration Date that exceeds the Closing Price of the shares of Common Stock on the Expiration Date in which as of the closing date of the offer the Board of Directors of the Company is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction (which shall not be greater than one) of which the numerator shall be (i) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Date times the Closing Price of the shares of Common Stock on the Expiration Date minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration paid pursuant to such tender or exchange offer and the denominator shall be (i) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Date minus the number of shares of Common Stock purchased pursuant to such tender or exchange offer times (ii) the Closing Price of the shares of Common Stock on the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time; provided, however, that the reduction of the Conversion Price contemplated by this subsection (e) will only be made if the tender offer or exchange offer is made for an amount which increases that Person's ownership of shares of Common Stock to more than 25% of the total shares of Common Stock outstanding and provided, further, that the reduction of the Conversion Price contemplated by this subsection (e) will not be made if as of the close of the offer, the offering documents with respect to such offer include a commitment to cause the Company to engage in a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company.

         (f) For the purpose of any computation under subsection (b), (c), (d) or (e), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections

932388.8
                                       42

(a) through (e), inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustments in this
Section 12.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer means the first date on which the shares of Common Stock trade regular way on such securities exchange or in such market after the Expiration Time of such offer.

         (g) The Company may make such reductions in the Conversion Price, in addition to those required by subsections (a) through (e), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of shares of Common Stock or rights to purchase shares of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Convertible Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

         (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

         (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of Convertible Debentures.

         (j) Except as stated above, the Conversion Rate will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

         Section 12.4.     Merger, Consolidation or Sale of Assets.

         (a) In the event that the Company shall be a party to any transaction (including without limitation (i) any recapitalization or reclassification of the shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the shares of Common Stock, (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange) pursuant to which shares of Common Stock shall be converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Convertible Debenture then outstanding shall have the right thereafter to convert such Convertible Debenture only into:

                  (i) in the case of any such transaction that does not constitute a Common Stock Fundamental Change, the kind and amount of the securities, cash or other property that would have been receivable upon such transaction by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Debenture immediately prior to such transaction, after giving effect to any adjustment in the Conversion Price in accordance with clause (i) of subsection (c) of this Section 12.4; and

                  (ii) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined in accordance with clause (ii) of subsection (c) of this Section 12.4.

932388.8
                                       43

         (b) The Company or, if the Company is not the surviving Person in such transaction, the surviving Person, shall amend this Amended and Restated Indenture as appropriate to establish such right. Such amendment shall provide for adjustments which, for events subsequent to the effective date thereof, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XII. The above provisions shall similarly apply to successive transactions of the foregoing type.

         (c) Notwithstanding any other provision of this Section 12.4 to the contrary, if any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as follows:

                  (i) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 12.3, and (B) the product of
         (1) the greater of the Applicable Price and the then applicable Reference Market Price and (2) a fraction, the numerator of which is $1,000 and the denominator of which is (x) the amount of the Optional Redemption Price set forth in Section 10.2 for $1,000 in principal amount of Convertible Debentures if the redemption date were the date of such Non-Stock Fundamental Change plus (y) any then-accrued and unpaid interest on $1,000 principal amount of Convertible Debentures provided that if the Non-Stock Fundamental Change occurs prior to September 30, 2004, the Optional Redemption Price for purposes of the foregoing will be recalculated pursuant to the provisions of subparagraph (iii) below to provide for a lower conversion price to account for the loss of the option value imbedded in the Convertible Debentures immediately before the Non-Stock Fundamental Change; and

                  (ii) in the case of a Common Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to
         Section 12.3, multiplied by a fraction, the numerator of which is the Purchaser Share Price and the denominator of which is the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of shares of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the shares of Common Stock shall have been exchanged for, converted into or acquired for, common stock of the successor, acquiror or other third party (and any cash with respect to fractional interests), the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the number of shares of common stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

                  (iii) For purposes of Section 12.4(c)(i), the Optional Redemption Price to be used for purposes of making the adjustment of the Conversion Price set forth therein in the event a Non-Stock Fundamental Change occurs prior to September 30, 2004 (the "Recalculated Optional Redemption Price") shall be determined pursuant to the terms of this Section 12.4(c)(iii), provided that if the Recalculated Optional Redemption Price is determined to be less than the Optional Redemption Price, the Optional Redemption Price shall instead be used for purposes of making the adjustment of the Conversion Price set forth in Section 12.4(c)(i). Within 10 days of such Non-Stock Fundamental Change, the Company and the Majority Holders shall each appoint an Experienced Appraiser (the two Experienced Appraisers appointed by the Company and the Majority Holders are hereinafter referred to collectively as the "Initial RORP Experienced Appraisers") to objectively determine the Recalculated Optional Redemption Price. The Initial RORP Experienced Appraisers shall be instructed to independently recalculate the Optional Redemption Price so that such price accounts for the lost option value embedded in the Convertible Debenture as a result of the Non-Stock Fundamental Change (the "RORP Instructions"), which recalculated price shall constitute the Recalculated Optional Redemption Price. The Initial RORP Experienced Appraisers shall complete their appraisals and provide notice of their determination to each other within 30 days after the Non-Stock Fundamental Change (the "RORP Appraisal Period"). If the Initial RORP Experienced Appraisers shall not agree on the Recalculated Optional Redemption Price, then within 10 days after the RORP Appraisal Period, they shall jointly appoint a third Experienced

932388.8
                                       44

         Appraiser to objectively determine the Recalculated Optional Redemption Price and, in connection therewith, provide to such firm information as to their calculations of the Recalculated Optional Redemption Price. The third Experienced Appraiser shall be instructed to objectively determine the Recalculated Optional Redemption Price in accordance with the RORP Instructions and to select the Recalculated Optional Redemption Price determined by one of the Initial RORP Experienced Appraisers that most closely approximates the Recalculated Optional Redemption Price determined by such third Experienced Appraiser (the "Selected Recalculated Optional Redemption Price"). The appraisal of such third Experienced Appraiser shall be completed within 20 days after the date of appointment of such firm, whereupon it shall select the Selected Recalculated Optional Redemption Price. The selection of the Selected Recalculated Optional Redemption Price by the third Experienced Appraiser shall be final and binding on the Company and each Holder. All costs and expenses incurred in connection with the appraisals, including fees of investment bankers, necessary to determine the Recalculated Optional Redemption Price shall be borne by the Company. The Company covenants and agrees that it shall enter into engagement agreements with the foregoing Experienced Appraisers containing customary terms and conditions, including customary indemnification provisions.

         Section 12.5. Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted as herein provided:

         (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the chief financial officer or the treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and the transfer agent for the Convertible Preferred Securities and the Convertible Debentures; and

         (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Convertible Preferred Securities and the Convertible Debentures at their last addresses as they appear upon the transfer books of the Company and the Trust.

         Section 12.6.     Prior Notice of Certain Events.  In case:

         (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 12.3(c), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 12.3(d);

         (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

         (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the shares of Common Stock are converted into other securities, cash or other property; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (i) if any Convertible Amount of Convertible Preferred Securities is outstanding, cause to be filed with the transfer agent for the Convertible Preferred Securities, and shall cause to be mailed to the holders of record of the Convertible Preferred Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (ii) shall cause to be mailed to all Holders of Convertible Debentures at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that

932388.8
                                       45
holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice). If at any time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

         Section 12.7. Certain Additional Rights. In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 12.3(c), the Holder of the Convertible Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Convertible Debentures are converted, the portion of the rights, warrants, evidences of indebtedness, shares of Capital Stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors). If any conversion of Convertible Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Convertible Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of Capital Stock, cash or assets to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of Capital Stock, cash or assets no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

         Section 12.8. Trustee Not Responsible for Determining Conversion Price or Adjustments. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Convertible Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Convertible Debenture for the purpose of conversion. All Convertible Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the discretion of the Trustee, which shall dispose of the same as provided in
Section 2.12 of this Amended and Restated Indenture.

         Section 12.9. Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or treasury shares, for the purpose of effecting the conversion of Convertible Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Convertible Debentures.

         Section 12.10. Payment of Certain Taxes upon Conversion. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of its shares of Common Stock on conversion of Convertible Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of its Common Stock in a name other than that of the Holder of the Convertible Debenture or Convertible Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.


932388.8
                                       46

         Section 12.11. Nonassessability. The Company covenants that all shares of Common Stock which may be issued upon conversion of Convertible Debentures will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.


                                  ARTICLE XIII

                           SUBORDINATION OF DEBENTURES

         Section 13.1. Debentures Subordinate to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Debenture, by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Debentures and the payment of the principal of (and premium, if any) and interest on each and all of the Debentures are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Amended and Restated Indenture or thereafter incurred. No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

         Section 13.2. Payment Over of Proceeds upon Dissolution, Etc. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company voluntarily or involuntarily, whether or not involving insolvency or bankruptcy proceedings,
(iii) any assignment by the Company for the benefit of creditors or (iv) any other marshalling of assets of the Company, all amounts due upon all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of such proceedings) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on any of the Debentures; and any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, or by the Holders of the Debentures or by the Trustee under this Amended and Restated Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness (including any interest thereon accruing after the commencement of such proceedings) in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Debentures or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article IX of this Amended and Restated Indenture shall not be deemed a dissolution, winding up, liquidation, reorganization, readjustment, composition, assignment for the benefit of

932388.8
                                       47
creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article IX of this Amended and Restated Indenture.

         Section 13.3. Prior Payment to Senior Indebtedness upon Acceleration of Debentures. In the event that any Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Debentures are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Debentures) by the Company on account of the principal of (or premium, if any) or interest on the Debentures or on account of the purchase or other acquisition of Debentures.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

         Section 13.4. No Payment When Senior Indebtedness in Default. In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption payments, if any) of, premium, if any, or interest on the Debentures until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

         Section 13.5. Payment Permitted in Certain Situations. Nothing contained in this Article or elsewhere in this Amended and Restated Indenture or in the Debentures shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 13.2 or under the conditions described in Section 13.3 or 13.4, from making payments at any time of principal of or premium, if any, or interest on the Debentures, or
(b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         Section 13.6. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Debentures are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to or for the benefit of the holders of Senior Indebtedness by Holders of Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


932388.8
                                       48

         Section 13.7. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Debentures on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Amended and Restated Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Amended and Restated Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         Section 13.8. Trustee to Effectuate Subordination. Each Holder of a Debenture by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         Section 13.9. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Amended and Restated Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Debentures to the holders of Senior Indebtedness do any one or more of the following (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 13.10. Notice to Trustee. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Amended and Restated Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.2 of this Amended and Restated Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debentures, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 6.2 of this Amended and Restated Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with

932388.8
                                       49
respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 13.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.2 of this Amended and Restated Indenture, and the Holders of Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 13.12. Trustee Not Fiduciary for Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Amended and Restated Indenture against the Trustee. Except with respect to Section 13.4, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         Section 13.13. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Amended and Restated Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7 of this Amended and Restated Indenture.

         Section 13.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 13.15. Certain Conversions Deemed Payment. For purposes of this Article only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion of Convertible Debentures in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Convertible Debentures or on account of the purchase or other acquisition of Convertible Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities and cash paid in lieu of fractional shares) upon conversion of a Convertible Debenture shall be deemed to constitute payment on account of the principal of such Convertible Debenture. For the purposes of this Section, the term "junior securities" means (i) shares of any Capital Stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Amended and Restated Indenture or in the Convertible Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, the right, which is absolute and unconditional, of the Holder of any Convertible Debenture to convert such Convertible Debenture in accordance with Article XII.

932388.8
                                       50

                                   ARTICLE XIV

                                    EXPENSES

         Section 14.1. Payment of Expenses. In connection with the offering, sale and issuance of the Debentures to the Institutional Trustee and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Debentures, shall:

         (a) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the fees and expenses of the Institutional Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

         (b) pay all costs and expenses related to the enforcement by the Institutional Trustee of the rights of the holders of the Trust Securities;

         (c) be primarily liable for any indemnification obligations arising with respect to the Declaration; and

         (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         Section 14.2. Payment Upon Resignation or Removal. Upon termination of this Amended and Restated Indenture or the removal or resignation of the Trustee pursuant to Section 6.8 of this Amended and Restated Indenture, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Institutional Trustee, as the case may be, pursuant to Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Institutional Trustee, and their respective counsel, as the case may be, all amounts accrued to the date of such termination, removal or resignation.


                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         Section 15.1. Incorporators, Stockholders, Officers and Trustees of Company Exempt from Individual Liability. No recourse under or upon any obligations, covenant or agreement contained in this Amended and Restated Indenture, in any Debenture, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, trustee, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debentures by the Holders thereof and as part of the consideration of the issue of the Debentures.

         Section 15.2. Provisions of Indenture for the Sole Benefit of Parties and Holders of Debentures. Nothing in this Amended and Restated Indenture or in the Debentures, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of the Convertible Debentures any legal or equitable right, remedy or claim under this Amended and Restated Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Debentures.


932388.8
                                       51

         Section 15.3. Right to Assign; Successors and Assigns Bound by Indenture. The Company shall have the right at all times to assign any of its respective rights or obligations under this Amended and Restated Indenture to a direct or indirect wholly-owned Subsidiary of the Company, other than an entity which will be taxed as a partnership for federal income tax purposes; provided that, in the event of any such assignment, the Company shall remain liable for all of its obligations under this Amended and Restated Indenture. Subject to the foregoing, this Amended and Restated Indenture will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of the parties under this Amended and Restated Indenture may not otherwise be assigned by such parties.

         All the covenants, stipulations, promises and agreements in this Amended and Restated Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

         Section 15.4. Notices and Demands on Company, Trustee and Holders of Debentures. Any notice or demand which by any provision of this Amended and Restated Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debentures to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Capital Trust, Inc., 605 Third Avenue, 26th Floor, New York, New York, 10016, Attention: Chief Financial Officer. Any notice, direction, request or demand by the Company or any Holder of Debentures to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

         Where this Amended and Restated Indenture provides for notice to Holders of Debentures of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Debenture register within the time prescribed. Where this Amended and Restated Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, shall affect the sufficiency of such notice, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Holders of Debentures when such notice is required to be given pursuant to any provision of this Amended and Restated Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 15.5. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take action under any of the provisions of this Amended and Restated Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Amended and Restated Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Amended and Restated Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Amended and Restated Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Amended and Restated Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or

932388.8
                                       52
opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

         Section 15.6. Payments Due on Saturdays, Sundays and Holidays. Except as otherwise provided in Section 2.5, if the date of Maturity of interest on or principal of the Debentures or the date fixed for redemption or repayment of any such Debenture shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day; provided that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         Section 15.7. Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Amended and Restated Indenture limits, qualifies or conflicts with another provision included in this Amended and Restated Indenture which is required by the Trust Indenture Act, such required provision shall control.

         Section 15.8. New York Law to Govern. THIS AMENDED AND RESTATED INDENTURE AND ALL OF THE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

         Section 15.9. Counterparts. This Amended and Restated Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 15.10. Effect of Headings; Gender. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

         Section 15.11. Accrued Distributions. The Company agrees to pay on June 30, 2000 to the Holder of Debentures the interest accrued on the Original Convertible Debentures from April 1, 2000 to but not including the date hereof, and upon receipt thereof, the Holder of Debentures agrees to pay on June 30, 2000 to each Holder of Trust Securities the distributions accrued on such Holder of Trust Securities' Original Convertible Preferred Securities or Original Common Securities from April 1, 2000 to but not including the date hereof.



932388.8
                                       53

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Indenture to be duly executed, and their respective corporate seals to be hereto affixed and attested, all as of the day and year first above written.

                                   CAPITAL TRUST, INC.


                                   By:  /s/ John R. Klopp
                                        Name:  John R. Klopp
                                        Title: Chief Executive Officer


                                   WILMINGTON TRUST COMPANY,
                                   as Trustee


                                   By:  /s/ Roseline K. Maney
                                        Name:  Roseline K. Maney
                                        Title: Senior Financial Services Officer



932388.8

                                                                 SCHEDULE 2.5(a)

     The following table lists the rate described in clause (i) of Section 2.5(a) for the Convertible Debentures for the periods specified.


          Period                                         Rate of Interest
          ------                                         ----------------
     Issuance Date through March 31, 2002                          8.25%

     April 1, 2002 through September 30, 2004                     10.00%

     October 1, 2004 through September 30, 2005                   10.75%

     October 1, 2005 through September 30, 2006                   11.50%

     October 1, 2006 through September 30, 2007                   12.25%

     October 1, 2007 through September 30, 2008                   13.00%

     October 1, 2008 through September 30, 2009                   13.75%

     October 1, 2009 through September 30, 2010                   14.50%

     October 1, 2010 through September 30, 2011                   15.25%

     October 1, 2011 through September 30, 2012                   16.00%

     October 1, 2012 through September 30, 2013                   16.75%

     October 1, 2013 through September 30, 2014                   17.50%

     October 1, 2014 through September 30, 2015                   18.25%

     October 1, 2015 through September 30, 2016                   19.00%

     October 1, 2016 through September 30, 2017                   19.75%

     October 1, 2017 through Maturity Date                        20.50%


932388.8

                                                                 SCHEDULE 2.5(b)

     The following table lists the rate described in Section 2.5(b) for the Non-Convertible Debentures for the periods specified.


               Period                                        Rate of Interest
               ------                                        ----------------
     Issuance Date through September 30, 2004                     13.00%

     October 1, 2004 through September 30, 2005                   13.75%

     October 1, 2005 through September 30, 2006                   14.50%

     October 1, 2006 through September 30, 2007                   15.25%

     October 1, 2007 through September 30, 2008                   16.00%

     October 1, 2008 through September 30, 2009                   16.75%

     October 1, 2009 through September 30, 2010                   17.50%

     October 1, 2010 through September 30, 2011                   18.25%

     October 1, 2011 through September 30, 2012                   19.00%

     October 1, 2012 through September 30, 2013                   19.75%

     October 1, 2013 through September 30, 2014                   20.50%

     October 1, 2014 through September 30, 2015                   21.25%

     October 1, 2015 through September 30, 2016                   22.00%

     October 1, 2016 through September 30, 2017                   22.75%

     October 1, 2017 through Maturity Date                        23.50%

932388.8

                                                                       EXHIBIT A

                    [(FORM OF FACE OF CONVERTIBLE DEBENTURE)]


No. __________                                              CUSIP NO. __________

                               CAPITAL TRUST, INC.

             8.25% STEP UP CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE

PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A CONVERTIBLE DEBENTURE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE COMPANY (WITH WRITTEN NOTICE THEREOF TO THE TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO CLASS A COMMON STOCK, THE CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO CAPITAL TRUST, INC., (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES CLASS A COMMON STOCK, THE TRANSFER AGENT FOR THE CLASS A COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES CLASS A COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR CT CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE CLASS A COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS

                                       A-1
932388.8

OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED INDENTURE REFERRED TO HEREIN.

NO LATER THAN 10 DAYS AFTER THE ISSUE DATE OF THE CONVERTIBLE DEBENTURES, INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE CONVERTIBLE DEBENTURES MAY BE OBTAINED FROM THE CHIEF FINANCIAL OFFICER OF CAPITAL TRUST, INC. AT 605 THIRD AVENUE, 26TH FLOOR, NEW YORK, NY 10016.

     Capital Trust, Inc., a Maryland corporation and successor to Capital Trust, a California business trust (the "Company", which term includes any successor corporation under the Amended and Restated Indenture hereinafter referred to on the reverse hereof), for value received, hereby promises to pay to, Wilmington Trust Company, as Institutional Trustee (the "Institutional Trustee") for CT Convertible Trust I or registered assigns, the principal sum of Ninety-Two Million Five Hundred Twenty-Four Thousand Dollars ($92,524,000) on September 30, 2018 and to pay interest on said principal sum from May 10, 2000 (the "Issuance Date"), or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 (each such date, an "Interest Payment Date") of each year commencing June 30, 2000, at the rate of 8.25% per annum from and including the Issuance Date to and including March 31, 2002, immediately after which date such rate of interest per annum will automatically increase to the greater of the following: (i) 10.00% per annum, such rate of interest per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, and (ii) the Common Rate, until the principal hereof shall have become due and payable, and on any overdue principal and premium, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Amended and Restated Indenture (referred to on the reverse hereof) be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures, as defined in said Amended and Restated Indenture) is registered on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Amended and Restated Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Institutional Trustee, the payment of the

                                       A-2
932388.8
principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

     The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Amended and Restated Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Amended and Restated Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Amended and Restated Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     This Convertible Debenture shall not be entitled to any benefit under the Amended and Restated Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     Capitalized terms used but not defined herein shall have the meaning given them in the Amended and Restated Indenture.

                                       A-3
932388.8

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                            CAPITAL TRUST, INC.


                                                     By:
                                                          Name:
                                                          Title:

Attest:


By:
     Name:
     Title:


                                       A-4
932388.8

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Convertible Debentures described in the within-mentioned Amended and Restated Indenture.

Dated:   May 10, 2000

WILMINGTON TRUST COMPANY,
as Trustee


By:
     Authorized Signatory


                                       A-5
932388.8

                   [FORM OF REVERSE OF CONVERTIBLE DEBENTURE]

     This Convertible Debenture is one of the 8.25% Step Up Convertible Junior Subordinated Debentures (herein referred to as the "Convertible Debentures" or "Debentures"), all issued or to be issued under and pursuant to an Amended and Restated Indenture dated as of May 10, 2000 duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the "Trustee") (the "Amended and Restated Indenture"), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Convertible Debentures. The Convertible Debentures are limited in aggregate principal amount as specified in the Amended and Restated Indenture.

     Because of the occurrence and continuation of a Tax Event, in certain circumstances, this Convertible Debenture may become due and payable at the principal amount specified on the face hereof together with any interest accrued thereon (the "Redemption Price"). If a redemption in connection with a Tax Event occurs on or before September 30, 2003, the Company shall pay to the Holders of the Convertible Debentures an Adjusted Redemption Price specified in the Amended and Restated Indenture. The Redemption Price or Adjusted Redemption Price, as the case may be, shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. The Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, without premium or penalty, in whole or in part at any time on or after September 30, 2004 (an "Optional Redemption") at a price equal to 100% of the principal amount of the Convertible Debentures (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) to, but excluding, the redemption date.

     If Convertible Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

     So long as the corresponding Convertible Amount of Trust Securities is outstanding, the proceeds from the redemption of any of the Convertible Debentures will be used to redeem such Convertible Amount of Trust Securities.

     If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed pro rata.

     In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Amended and Restated Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Amended and Restated Indenture.

     The Amended and Restated Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Debentures of a series at the time Outstanding, evidenced as provided in the Amended and Restated Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Amended and Restated Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of such series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures of such series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Debenture of such series. It is also provided in the Amended and Restated Indenture that, with respect to certain defaults or Events of Default regarding the Debentures, prior to any declaration accelerating the maturity of such Debentures, the Holders of a majority in aggregate principal amount Outstanding of such Debentures (or, in the case of certain defaults or Events of Default, all of the Debentures), may on behalf of the Holders of all the Debentures of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Debentures. Any such consent or waiver

                                       A-6
932388.8
by the Holder of this Debenture (unless revoked as provided in the Amended and Restated Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and any Convertible Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Convertible Debenture or such other Convertible Debenture.

     No reference herein to the Amended and Restated Indenture and no provision of this Convertible Debenture or of the Amended and Restated Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed and to convert this Convertible Debenture into shares of Class A Common Stock upon an appropriate election by the holder hereof to convert this Convertible Debenture into such shares.

     As long as an Event of Default under Section 5.1(a) of the Amended and Restated Indenture shall not have occurred and be continuing, the Company shall have the right at any time during the term of the Convertible Debentures and from time to time to extend the interest payment period of such Convertible Debentures for up to 20 consecutive quarters (an "Extension Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Convertible Debentures to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Company may further extend such Extension Period, provided that such Extension Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period.

     As provided in the Amended and Restated Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Amended and Restated Indenture, against any incorporator, stockholder, officer or director, trustee, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Holder of any Convertible Debenture has the right, exercisable at any time through the close of business (New York time) on the last Business Day prior to the Maturity Date (or, in the case of a Convertible Debenture called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into shares of Class A Common Stock at the initial conversion rate of 142.857 shares of Common Stock for each Convertible Debenture (equivalent to a Conversion Price of $7.00 per share of Class A Common Stock), subject to adjustment under certain circumstances. At least $1,000,000 of the principal amount, or the entire principal amount, if less than $1,000,000, of the Convertible Debentures held by the converting Holder must be converted in connection with any conversion into shares of Class A Common Stock pursuant to the foregoing.

     To convert a Convertible Debenture, a Holder must (a) complete and sign a conversion notice substantially in the form attached hereto, (b) surrender the Convertible Debenture to a Conversion Agent, (c) furnish appropriate

                                       A-7
932388.8
endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Convertible Debenture for conversion on or after the record date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Convertible Debenture on such record date. In such event, such Convertible Debenture, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the Holder will be entitled to receive, on such redemption date, the interest accrued to, but excluding, the redemption date. The number of shares issuable upon conversion of a Convertible Debenture is determined by dividing the principal amount of the Convertible Debenture converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the portion of the principal amount thereof converted into Class A Common Stock.

     The Convertible Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Amended and Restated Indenture and subject to certain limitations therein set forth, Convertible Debentures are exchangeable for a like aggregate principal amount of Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     THE AMENDED AND RESTATED INDENTURE AND THE CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

                                       A-8
932388.8

                          [FORM OF ELECTION TO CONVERT]
                               ELECTION TO CONVERT

To:  Capital Trust, Inc.

     The undersigned owner of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into shares of Class A Common Stock of CAPITAL TRUST, INC. in accordance with the terms of the Amended and Restated Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:  _______________, ____

       in whole _____    Portions of Convertible Debenture to be converted

                           ($1,000 or integral multiples-thereof):$____________

                           ---------------------------------------------------
                           Signature (for conversion only)

                           Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number

                           -----------------------------------------------------
                           -----------------------------------------------------
                           -----------------------------------------------------

                           Signature Guarantee:* _______________________________
--------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                       A-9
932388.8

                                   ASSIGNMENT

                 [FORM OF ASSIGNMENT FOR CONVERTIBLE DEBENTURES]

For value received  _________________________________  hereby sell(s), assign(s)
and transfer(s) unto (Please insert social security or other taxpayer identification number of assignee) the within Convertible Debenture and hereby irrevocably constitutes and appoints _______ attorney to transfer the said Convertible Debenture on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Convertible Debenture occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Convertible Debenture is being transferred:

     |_| To Capital Trust, Inc. or a subsidiary thereof; or

     |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

     |_| To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

     |_| Pursuant to and in compliance  with  Regulation S under the  Securities
         Act of 1933, as amended; or

     |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

     |_| Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such Convertible Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

     |_| The transferee is an Affiliate of the Company.

Dated: _____________________________



                                      ------------------------------------------

                                      ------------------------------------------
                                                        Signature(s)

-------------------------------------
       Signature Guarantee*


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Convertible Debenture in every particular without alteration or enlargement or any change whatever.

--------

* (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A-10
932388.8

                                                                      EXHIBIT B

                  [(FORM OF FACE OF NON-CONVERTIBLE DEBENTURE)]


No. __________                                            CUSIP NO. __________

                               CAPITAL TRUST, INC.

          13.00% STEP UP NON-CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE

PRIOR TO THE TRANSFER RESTRICTION TERMINATION DATE, ANY CERTIFICATE EVIDENCING A NON-CONVERTIBLE DEBENTURE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE COMPANY (WITH WRITTEN NOTICE THEREOF TO THE TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT)  ("INSTITUTIONAL  ACCREDITED  INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO CAPITAL TRUST, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE NON-CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF
RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE NON-CONVERTIBLE DEBENTURES, AS THE CASE MAY BE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE NON-CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH
CERTIFICATIONS,  LEGAL  OPINIONS  OR  OTHER  INFORMATION  AS THE  COMPANY  OR CT
CONVERTIBLE TRUST I MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION,"


932388.8

"UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE SECURITY EVIDENCED HEREBY IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED INDENTURE REFERRED TO HEREIN.

NO LATER THAN 10 DAYS AFTER THE ISSUE DATE OF THE NON-CONVERTIBLE DEBENTURES, INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE NON-CONVERTIBLE DEBENTURES MAY BE OBTAINED FROM THE CHIEF FINANCIAL OFFICER OF CAPITAL TRUST, INC. AT 605 THIRD AVENUE, 26TH FLOOR, NEW YORK, NY 10016.

    Capital Trust, Inc., a Maryland corporation and successor to Capital Trust, a California business trust (the "Company", which term includes any successor corporation under the Amended and Restated Indenture hereinafter referred to on the reverse hereof), for value received, hereby promises to pay to, Wilmington Trust Company, as Institutional Trustee (the "Institutional Trustee") for CT Convertible Trust I or registered assigns, the principal sum of Sixty-Two Million One Hundred Twenty-Six Thousand Dollars ($62,126,000) on September 30, 2018 and to pay interest on said principal sum from May 10, 2000 (the "Issuance Date"), or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 (each such date, an "Interest Payment Date") of each year commencing June 30, 2000 at the rate of 13.00% per annum from and including the Issuance Date to and including September 30, 2004, such rate of interest per annum automatically increasing by an additional .75% per annum (any such increase shall be cumulative with any such prior increase(s)) on October 1, 2004 and again on each subsequent October 1, until the principal hereof shall have become due and payable, and on any overdue principal and premium, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on this Non- Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Amended and Restated Indenture (referred to on the reverse hereof) be paid to the person in whose name this Non-Convertible Debenture (or one or more predecessor Non-Convertible Debentures) is registered on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this
Non-Convertible Debenture (or one or more predecessor Non-Convertible Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Non-Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Non-Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Amended and Restated Indenture. The principal of (and premium, if any) and the interest on this Non-Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Non-Convertible Debenture is the Institutional Trustee, the payment of the principal of (and premium, if any) and interest on this Non-Convertible Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

    The indebtedness evidenced by this Non-Convertible Debenture is, to the extent provided in the Amended and Restated Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness,


932388.8
                                       B-2
and this Non-Convertible Debenture is issued subject to the provisions of the Amended and Restated Indenture with respect thereto. Each Holder of this Non-Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Amended and Restated Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

    This Non-Convertible Debenture shall not be entitled to any benefit under the Amended and Restated Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

    The provisions of this Non-Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

    Capitalized terms used but not defined herein shall have the meaning given them in the Amended and Restated Indenture.


932388.8
                                       B-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                                     CAPITAL TRUST, INC.


                                                     By:
                                                          Name:
                                                          Title:

Attest:


By:
     Name:
     Title:



932388.8
                                       B-4

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Non-Convertible Debentures described in the within-mentioned Amended and Restated Indenture.

Dated: May 10, 2000

WILMINGTON TRUST COMPANY,
as Trustee


By:      ________________________________
         Authorized Signatory



932388.8
                                       B-5

                 [FORM OF REVERSE OF NON-CONVERTIBLE DEBENTURE]

         This Non-Convertible Debenture is one of the 13.00% Step Up Non-Convertible Junior Subordinated Debentures (herein referred to as the "Non-Convertible Debentures" or "Debentures"), all issued or to be issued under and pursuant to an Amended and Restated Indenture dated as of May 10, 2000, duly executed and delivered between the Company and Wilmington Trust Company, as Trustee (the "Trustee") (the "Amended and Restated Indenture"), to which Amended and Restated Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Non-Convertible Debentures. The Non-Convertible Debentures are limited in aggregate principal amount as specified in the Amended and Restated Indenture.

         The Company shall have the right to redeem this Non-Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, without premium or penalty, in whole or in part at any time after the date hereof (an "Optional Redemption") at a price equal to 100% of the principal amount of the Non-Convertible Debentures (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) to, but excluding, the redemption date.

         If Non-Convertible Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

         So long as the corresponding Non-Convertible Amount of Trust Securities is outstanding, the proceeds from the redemption of any of the Non-Convertible Debentures will be used to redeem such Non-Convertible Amount of Trust Securities.

         If the Non-Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Non-Convertible Debentures will be redeemed pro rata.

         In the event of redemption of this Non-Convertible Debenture in part only, a new Non-Convertible Debenture or Non-Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Amended and Restated Indenture, shall have occurred and be continuing, the principal of all of the Non-Convertible Debentures and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Amended and Restated Indenture.

         The Amended and Restated Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Debentures of a series at the time Outstanding, evidenced as provided in the Amended and Restated Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Amended and Restated Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of such series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures of such series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Debenture of such series. It is also provided in the Amended and Restated Indenture that, with respect to certain defaults or Events of Default regarding the Debentures, prior to any declaration accelerating the maturity of such Debentures, the Holders of a majority in aggregate principal amount Outstanding of such Debentures (or, in the case of certain defaults or Events of Default, all of the Debentures), may on behalf of the Holders of all the Debentures of such series waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Debentures. Any such consent or waiver


932388.8
                                       B-6
by the Holder of this Non-Convertible Debenture (unless revoked as provided in the Amended and Restated Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Non-Convertible Debenture and any Non-Convertible Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Non-Convertible Debenture or such other Non-Convertible Debenture.

         No reference herein to the Amended and Restated Indenture and no provision of this Non-Convertible Debenture or of the Amended and Restated Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Non-Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

         As long as an Event of Default under Section 5.1(a) of the Amended and Restated Indenture shall not have occurred and be continuing, the Company shall have the right at any time during the term of the Non-Convertible Debentures and from time to time to extend the interest payment period of such Non-Convertible Debentures for up to 20 consecutive quarters (an "Extension Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Non-Convertible Debentures to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Company may further extend such Extension Period, provided that such Extension Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period.

         As provided in the Amended and Restated Indenture and subject to certain limitations therein set forth, this Non-Convertible Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Non-Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Non-Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Non-Convertible Debenture, the Company, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Non-Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Non-Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Amended and Restated Indenture, against any incorporator, shareholder, officer or director, trustee, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         The Non-Convertible Debentures are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Amended and Restated Indenture and subject to certain limitations therein set forth, Non-Convertible Debentures are exchangeable for a like aggregate principal amount of Non-Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

         THE AMENDED AND RESTATED INDENTURE AND THE NON-CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF


932388.8
                                       B-7

NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.



932388.8
                                       B-8

                                   ASSIGNMENT

               [FORM OF ASSIGNMENT FOR NON-CONVERTIBLE DEBENTURES]

For value received__________________________ hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
(Please  insert  social  security  or other  taxpayer  identification  number of assignee) the within Non-Convertible Debenture and hereby irrevocably constitutes and appoints _______ attorney to transfer the said Non-Convertible Debenture on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Non-Convertible Debenture occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Non-Convertible Debenture is being transferred:

         |_|      To Capital Trust, Inc. or a subsidiary thereof; or

         |_| Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         |_| To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

         |_| Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         |_|      Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such Non-Convertible Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         |_|      The transferee is an Affiliate of the Company.

Dated: _____________________________



                                      ------------------------------------------

                                      ------------------------------------------
                                                         Signature(s)

-------------------------------------
           Signature Guarantee*


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Non-Convertible Debenture in every particular without alteration or enlargement or any change whatever.

--------

* (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


932388.8
                                       B-9

                                                                       EXHIBIT C



Wilmington Trust Company
1100 North Market Street
9th Floor
Wilmington, Delaware  19890-0001
Attention:  Corporate Trust Administration



Ladies and Gentleman:

         Pursuant to Section 11.1 of the Amended and Restated Indenture, dated as of May 10, 2000 between Capital Trust, Inc., a Maryland corporation (the"Company") and Wilmington Trust Company, (the "Trustee"), the Company has elected to defer payments of interest by extending the interest payment period of such Debentures (as defined in the Amended and Restated Indenture) for the fiscal quarter ended [ ]. This will serve to certify that the Company's election to defer such interest payments resulted from a business judgment that the Company does not, and is not expected during the period of extension to have or generate from ordinary operations the cash resources, nor have the ability to borrow on favorable terms the necessary funds in order to fund the payment of the deferred interest after due and good faith consideration to the Company's financial condition and anticipated cash requirements.

                                           Sincerely yours,


                                           [Chief Financial Officer] [Treasurer]


932388.8
                                      B-10